NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

BNY HAMILTON FUNDS, INC.

c/o The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

BNY HAMILTON MULTI-CAP EQUITY FUND

BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND

Meeting of Shareholders

To Be Held on October 15, 2008

Dear Valued Shareholder:

You are cordially invited to attend a special shareholder meeting of the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund (throughout this letter and the related proxy materials we refer to such funds as the “Existing Funds”), each a series of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”) to be held on October 15, 2008. I would like to provide you with additional background and ask for your vote on an important proposal affecting the Existing Funds.

BNY Hamilton Funds, a Maryland corporation and registered investment company advised by The Bank of New York Mellon Corporation (“BNY”), and Managers AMG Funds (“Managers AMG Funds”), a Massachusetts business trust and registered investment company advised by Managers Investment Group LLC (“Managers”), have each approved a proposed reorganization whereby each Existing Fund, each a series of BNY Hamilton Funds, would be reorganized into a new series of Managers AMG Funds (each a “Reorganization” and collectively the “Reorganizations”). The Reorganizations arise out of the Acquisition (defined below), and are expected to close on or about November 10, 2008, or sooner. The portfolios of the Existing Funds are managed by Gannett Welsh & Kotler, LLC (“GW&K”), a wholly-owned subsidiary of BNY, as subadvisor to the Existing Funds. Managers is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”). AMG and BNY have signed an agreement whereby AMG will acquire ownership of GW&K from BNY (the “Acquisition”). In connection with the Acquisition, a broad group of GW&K professionals will hold an equity interest in the firm and have entered into long-term employment agreements with the firm and AMG. As a result of the Acquisition, there will be a change in control of GW&K. GW&K, under its new ownership, will succeed to the registration of GW&K as an investment adviser. The Acquisition is scheduled to be consummated in October 2008, or sooner, subject to certain conditions.

In connection with the Acquisition, the Board of Directors of BNY Hamilton Funds, including a majority of the Directors who are not “interested persons” of BNY Hamilton Funds, as defined by the Investment Company Act of 1940, as amended (the “Independent Directors”), and the Board of Trustees of Managers AMG Funds formally approved the Reorganizations on July 24, 2008 and July 29, 2008, respectively. To carry out the Reorganizations, Managers AMG Funds is creating two new funds with substantially similar investment objectives, strategies and policies as the two Existing Funds. The two funds are called the GW&K Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund, and are part of the family of mutual funds advised by Managers (the “Managers Funds”). Throughout this letter and the related proxy materials we refer to the GW&K Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund as the “New Funds.” We are seeking your approval of the Reorganizations to reorganize each Existing Fund into the corresponding New Fund. We expect that the Reorganizations will occur after the Acquisition. Because the consummation of the Acquisition will cause the Existing Funds’ subadvisory agreements with GW&K to terminate, shareholders of each Existing Fund are also being asked to approve proposed subadvisory agreements with GW&K. Approval of the proposed subadvisory agreements will continue the Existing Funds’ current subadvisory agreements with GW&K, which will allow each Existing Fund’s current management to continue uninterrupted between the closings of the Acquisition and the Reorganizations. Information regarding the Reorganizations and the proposed subadvisory agreements is contained in the enclosed proxy materials.

In each Reorganization, the Existing Fund will transfer all of its assets to the corresponding New Fund. In exchange for these assets, the New Fund will assume all of the liabilities of the Existing Fund and deliver to shareholders of the Existing Fund shares of the New Fund with a value equal to the value of the Existing Fund shares immediately prior to the Reorganization. Each Reorganization is expected to qualify as a tax-free transaction. Managers and GW&K have agreed that GW&K will pay the expenses of the Reorganizations, including proxy solicitation costs, so that shareholders of the BNY Hamilton Funds and Managers AMG Funds will not bear any of these costs.

BNY has indicated that it is not willing to continue to serve indefinitely as investment adviser to the Existing Funds following the Acquisition. A primary purpose of the Reorganizations is to bring the Existing Funds into the Managers Funds family in order to permit GW&K, which has managed each Existing Fund (or its predecessor) since such Fund’s inception and which will be affiliated with Managers after the Acquisition, to continue to provide day-to-day portfolio management services to shareholders of the New Funds. Pursuant to the Reorganizations, Managers will serve as the investment manager to each New Fund, and GW&K will serve as the subadvisor to each New Fund. As a result, the GW&K personnel involved in managing each New Fund’s portfolio will be the same personnel currently managing the corresponding Existing Fund’s portfolio. Oversight of the New Funds will be provided by the Board of Trustees of Managers AMG Funds, and, as the investment manager of each New Fund, Managers will provide investment oversight, administration, and shareholder services for the New Funds.

The Board of Directors of BNY Hamilton Funds has approved the Reorganizations and believes that approval of the Reorganizations is in the best interests of shareholders. Accordingly, your Board recommends that you vote in favor of the Reorganizations.

Please read the enclosed proxy materials and consider the information provided carefully. Your vote is very important to us. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. If you have any questions about the proxy materials, the proposed Reorganizations or the proposed subadvisory agreements, please call your BNY Mellon wealth management account officer, other investment professional or the Existing Funds at 1-800-426-9363.

Very truly yours,

Joseph F. Murphy President of BNY Hamilton Funds, Inc.

2

BNY HAMILTON FUNDS, INC.

c/o The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT!

Q: What am I being asked to vote on?

A: As a shareholder of an Existing Fund, you are being asked to vote to approve the Reorganization of each Existing Fund into the corresponding New Fund, each a series of Managers AMG Funds, pursuant to an Agreement and Plan of Reorganization between BNY Hamilton Funds and Managers AMG Funds. In connection with the Reorganizations, each Existing Fund will transfer all of its assets to the corresponding New Fund, the New Fund will assume all of the liabilities of the Existing Fund, and you will receive shares of the New Fund (the “New Fund Shares”) with a value equal to the value of your shares of the Existing Fund immediately prior to the Reorganization. Upon completion of the Reorganization, you will become a shareholder of the New Fund.

Q: Has my Fund’s Board of Directors approved the Reorganizations?

A: Yes. The Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, approved the Reorganization for each Existing Fund on July 24, 2008 and recommends that you vote to approve the Reorganizations.

Q: Why is the Board recommending the Reorganizations?

A: The Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, has concluded that participation in each proposed Reorganization is in the best interests of the Existing Fund and its shareholders. In reaching this conclusion, the Board considered several factors, which are discussed in detail in these materials. These factors include that fact that BNY had advised the Board that following AMG’s Acquisition of GW&K, BNY is not willing to continue to serve indefinitely as the investment adviser to the Existing Funds. A primary purpose of the Reorganizations is to bring the Existing Funds into the Managers Funds family in order to permit GW&K, which has managed each Existing Fund (or its predecessor) since such Fund’s inception, to continue to provide day-to-day portfolio management services to shareholders of the New Funds. GW&K will serve as the subadvisor for the New Funds, allowing shareholders to continue to invest in a mutual fund advised by the same portfolio management personnel. Managers, an independently managed subsidiary of AMG, will assume the overall investment oversight, administration, and shareholder servicing responsibilities as the investment manager of the New Funds. Managers currently provides investment management and administration services to the Managers Funds family of funds, a complex of 32 other mutual funds, not including the New Funds. Managers has advised the Board of Directors of BNY Hamilton Funds that Managers is committed to providing shareholders with access to a complete array of investment products and state-of-the-art shareholder services. As a shareholder in a New Fund, you will have access to the Managers Funds family of funds with the ability to exchange into certain other Managers Funds. Because of expense cap arrangements in place for the New Funds for at least the next two years, as a shareholder in a New Fund your expenses will not increase above the current level of expenses of the corresponding Existing Fund. The Reorganizations are expected to be tax-free to Existing Fund shareholders for U.S. federal income tax purposes.

3

Q: Why am I being asked to approve subadvisory agreements?

A: GW&K currently serves as the subadvisor to the Existing Funds pursuant to subadvisory agreements with BNY. The closing of the Acquisition will result as a matter of law in an assignment of such subadvisory agreements and cause them to terminate. In order for the current subadvisory agreements to continue and for GW&K to continue to serve as subadvisor of the Existing Funds between the closing of the Acquisition and the closing of the Reorganizations under terms similar to those of the current subadvisory agreements, the Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, has approved, and recommends that you approve, proposed subadvisory agreements with GW&K.

Q: How do the proposed subadvisory agreements differ from the current subadvisory agreements with GW&K?

A: The terms of the agreements, including fees payable to GW&K, are the same in all material respects, except for non-material conforming edits.

Q: Who will manage my Fund once the Reorganizations are completed?

A: Following the Reorganizations, Managers will serve as the investment manager of each New Fund and GW&K, the Existing Funds’ current subadvisor, will serve as each New Fund’s subadvisor. GW&K will continue to have day-to-day portfolio management responsibility as subadvisor for each New Fund, and each New Fund’s portfolio will be managed in the same manner and by the same personnel as the corresponding Existing Fund.

Q: Will the Fund expenses that I bear as a shareholder of a New Fund be higher than the expenses I currently bear as a shareholder of the corresponding Existing Fund?

A: It is anticipated that for at least the first two years after the Reorganizations take effect, because of contractual expense limitations that will be implemented by Managers, the expenses you will bear as a shareholder of a New Fund will be no higher than the expenses you currently bear as a shareholder of the corresponding Existing Fund. The GW&K Multi-Cap Equity Fund’s total operating expenses may exceed the total operating expenses of the BNY Hamilton Multi-Cap Equity Fund if Managers does not extend the GW&K Multi-Cap Equity Fund’s expense limitation arrangement beyond December 31, 2010. In addition, each Existing Fund’s investment agreement currently contains a “breakpoint” that reduces the Existing Fund’s advisory fee when net asset levels exceed $500 million. Existing Fund shareholders have never received the benefit of the breakpoint, however, because net assets have never reached $500 million. Although the New Funds’ advisory fees do not contain breakpoints, the New Funds have agreed to further reduce advisory fees, until December 31, 2010, to the same extent as the Existing Funds would have done if net assets exceed $500 million.

Q: Will I, or my Fund, need to pay fees or taxes as a result of the Reorganizations?

A: No. The Reorganizations will not trigger any sales commission or other fees for shareholders. Also, each Reorganization is expected to be a tax-free transaction for shareholders, the Existing Funds, and the New Funds for U.S. federal income tax purposes. Your cost basis in shares of an Existing Fund will carry over to shares of the corresponding New Fund upon the closing of the Reorganization. Although the Reorganizations are expected to be tax-free for shareholders, the Existing Funds intend to distribute taxable capital gains and income to shareholders before the closing of the Reorganizations.

4

Q: How do the investment objective and policies of the Existing Funds and the New Funds compare?

A: The investment objective and policies of each New Fund are substantially similar to those of the corresponding Existing Fund.

Q: What happens if shareholders of an Existing Fund do not approve the Reorganization?

A: In that event, the Existing Fund will not participate in the Reorganization. The Board of Directors of BNY Hamilton Funds will determine what further action, if any, is appropriate, which may include liquidation of the Existing Fund if BNY is no longer willing to serve as investment adviser to the Existing Funds or no suitable investment adviser can be found to replace BNY. There can be no assurance that another adviser or fund organization would agree to advise and support the Existing Fund if the Reorganization is not approved.

Q: What happens if shareholders of an Existing Fund do not approve the proposed subadvisory agreement?

A: In that event, GW&K will not be able to provide advisory services to the Existing Fund after the expiration of an interim 150-day subadvisory agreement in place for the period between the closing of the Acquisition and the closing of the Reorganization, should the Reorganization not have been completed by then. Also, GW&K will be limited in the fees it will receive for the services it performed under the interim agreement to the lesser of the costs GW&K incurred in performing such services or the compensation GW&K earned under the interim agreement plus interest on that amount. The proposed subadvisory agreement and interim agreement are discussed in greater detail in Section IV of this Proxy Statement/Prospectus.

Q: What happens if I do not wish to participate in the Reorganization of an Existing Fund, or what if I do not wish to own shares of the New Funds?

A: Assuming the Reorganization is approved by the shareholders, you may redeem your shares of an Existing Fund at any time before the last business day prior to the closing date of the Reorganization. After the closing date, you may also redeem your shares of a New Fund on any day in accordance with the procedures applicable to the New Fund. Such redemptions may be taxable to you.

Q: When will the Reorganizations occur?

A: The approval of the Reorganization and the proposed subadvisory agreement by each Existing Fund will require the affirmative vote of a majority of the outstanding shares of common stock of the Existing Fund entitled to vote. If approved, we expect the Reorganizations to be completed on or about November 10, 2008, or sooner, provided all of the other closing conditions have been satisfied.

Q: When will the Shareholder Meeting be held?

A: The Shareholder Meeting is scheduled to be held on October 15, 2008.

Q: How do I vote my shares?

A: You can vote your shares by telephone or through the Internet by following the instructions on the enclosed proxy card(s) or by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage paid envelope. If you have any questions regarding the proposals or how to vote your shares, please call your BNY Mellon wealth management account officer, other investment professional or the Existing Funds at 1-800-426-9363.

5

BNY Hamilton Multi-Cap Equity Fund

BNY Hamilton Municipal Enhanced Yield Fund

EACH A SERIES OF

BNY HAMILTON FUNDS, INC.

c/o The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR OCTOBER 15, 2008

This is the formal notice and agenda for the special shareholder meeting of the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund (the “Existing Funds”), each a series of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”). This notice tells the shareholders of the Existing Funds what proposals will be voted on and the time and place of the meeting. We refer in this notice (and the proxy materials included with the notice) to the GW&K Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund as the “New Funds,” which are series of Managers AMG Funds (“Managers AMG Funds”). We refer to the Existing Funds and the New Funds together as the “Funds.”

To the Shareholders of the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund:

A special meeting of shareholders of the Multi-Cap Equity Fund and the Municipal Enhanced Yield Fund will be held on October 15, 2008 at 11:00 a.m. (Eastern Time) at 200 Park Avenue, 8th Floor, New York, New York (the “Meeting”). At the Meeting, we will ask you to vote on:

1. A proposal to approve the reorganization of the BNY Hamilton Multi-Cap Equity Fund into the GW&K Multi-Cap Equity Fund in exchange for shares of the GW&K Multi-Cap Equity Fund. (To be voted on by the shareholders of the BNY Hamilton Multi-Cap Equity Fund only)

2. A proposal to approve the reorganization of the BNY Hamilton Municipal Enhanced Yield Fund into the GW&K Municipal Enhanced Yield Fund in exchange for shares of the GW&K Municipal Enhanced Yield Fund. (To be voted on by the shareholders of the BNY Hamilton Municipal Enhanced Yield Fund only)

(The transactions that are the subject of the foregoing proposals are referred to herein as the “Reorganizations,” each a “Reorganization.”)

3. A proposal to approve a subadvisory agreement between The Bank of New York Mellon Corporation (“BNY”) and Gannett Welsh & Kotler, LLC (“GW&K”) for the BNY Hamilton Multi-Cap Equity Fund. (To be voted on by the shareholders of the BNY Hamilton Multi-Cap Equity Fund only)

4. A proposal to approve a subadvisory agreement between BNY and GW&K for the BNY Hamilton Municipal Enhanced Yield Fund. (To be voted on by the shareholders of the BNY Hamilton Municipal Enhanced Yield Fund only)

5. Any other business that properly comes before the Meeting.

Only shareholders of record of the Existing Funds as of the close of business on August 25, 2008 are entitled to receive this notice and vote at the Meeting. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot (voting instruction card).

By Order of the Board of Directors of BNY Hamilton Funds, Inc.

Jennifer English, Secretary
September 5, 2008

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE

NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

2

Proxy Statement/Prospectus

September 2, 2008

BNY HAMILTON FUNDS, INC.

C/O THE BANK OF NEW YORK MELLON CORPORATION

ONE WALL STREET

NEW YORK, NEW YORK 10286

1-800-426-9363

MANAGERS AMG FUNDS

800 CONNECTICUT AVENUE

NORWALK, CONNECTICUT 06854

1-800-835-3879

WHAT IS THIS DOCUMENT AND WHY ARE YOU RECEIVING IT?

This document is both the proxy statement for the Existing Funds and a prospectus for the New Funds (the “Proxy Statement/Prospectus”). It contains the information that shareholders of the Existing Funds should know before voting on the approval of a proposed Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the Reorganization of each Existing Fund into the corresponding New Fund. Please retain this Proxy Statement/Prospectus for future reference. If shareholders of an Existing Fund do not approve the Reorganization, the Existing Fund will not participate in the Reorganization. In such event, the Board of Directors of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”) will consider what further action, if any, is appropriate, which may include liquidation of the Existing Fund if the Bank of New York Mellon Corporation (“BNY”) is no longer willing to serve as investment adviser to the Existing Funds or no suitable investment adviser can be found to replace BNY. There can be no assurance that another adviser or fund organization would agree to advise and support the Existing Funds if the Reorganizations are not approved. If the Reorganizations are approved, we expect the Reorganizations will be completed on or about November 10, 2008, or sooner, provided all of the other closing conditions have been satisfied.

Shareholders of each Existing Fund will also be asked to approve a proposed subadvisory agreement for each Existing Fund, which will continue the current subadvisory arrangements of the Existing Funds with Gannett Welsh & Kotler, LLC (“GW&K”) for the period between the closing of the Acquisition and the closing of the Reorganizations. Additional information regarding the Reorganizations and the proposed subadvisory agreements is contained in this Proxy Statement/Prospectus.

The Proxy Statement/Prospectus and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about September 5, 2008.

HOW WILL THE REORGANIZATIONS WORK?

Each Reorganization of an Existing Fund will involve three steps:

(1)	the transfer of all of the assets of the Existing Fund to the corresponding New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Existing Fund and the delivery to the Existing Fund of shares of the New Fund with a value equal to the value of the assets transferred by the Existing Fund, net of the applicable liabilities assumed by the New Fund (all as determined immediately prior to the transaction);

(2)	the pro rata distribution of shares of the New Fund to the shareholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

(3)	the liquidation and termination of the Existing Fund.

As a result of the Reorganizations, shareholders of each Existing Fund will receive shares of the corresponding New Fund. The total value of the New Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Existing Fund that you held immediately before the Reorganization. A copy of the form of the Plan of Reorganization is attached to this document as Appendix A.

The New Funds will not commence operations until each Reorganization is completed. The Existing Funds are currently advised by BNY and subadvised by GW&K. Managers Investment Group LLC, which we refer to as “Managers,” serves as the investment manager to the New Funds. GW&K will serve as the subadvisor of the New Funds. If the Reorganizations are approved, shareholders of each Existing Fund will own shares of the corresponding New Fund, which is managed by Managers with GW&K as the subadvisor. Each New Fund will be advised in the same manner and by the same personnel as the corresponding Existing Fund because GW&K will continue to have day-to-day portfolio management responsibility as subadvisor for the New Fund.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

Yes, additional information about the Existing Funds is available in the:

•	Prospectuses for the Existing Funds;

•	Annual and Semi-Annual Reports to shareholders of the Existing Funds; and

•	Statement of Additional Information, or “SAI,” for the Existing Funds.

These documents are on file with the Securities and Exchange Commission, which we refer to in the Proxy Statement/Prospectus as the “SEC.”

The effective prospectuses of the Existing Funds dated April 25, 2008 are incorporated by reference into this Proxy Statement/Prospectus (meaning such documents are legally considered to be part of this Proxy Statement/Prospectus).

The SAI relating to this Proxy Statement/Prospectus dated September 2, 2008 also is incorporated by reference and is legally considered to be part of this document.

The Existing Funds’ prospectuses, the most recent annual reports to shareholders of the Existing Funds, containing audited financial statements for the most recent fiscal year ended December 31, 2007, and the semi-annual reports to shareholders of the Existing Funds, containing unaudited financial statements for the six months ended June 30, 2008, have been previously mailed to shareholders.

Copies of all of the documents referred to above are available upon request without charge by writing to or calling:

BNY Hamilton Funds, Inc.

c/o The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

1-800-426-9363

You also may view or obtain copies of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C. Call 202-551-8090 for hours of operation.

By Mail:	Public Reference Section
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

www.managersinvest.com

www.bnyhamilton.com

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in a New Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other government agency.

•	You may lose money by investing in a New Fund.

I.	SYNOPSIS

The Reorganizations

The Board of Directors of BNY Hamilton Funds, including a majority of the Directors who are not “interested persons” of BNY Hamilton Funds, as defined by the Investment Company Act of 1940, as amended (the “Independent Directors”), and the Board of Trustees of Managers AMG Funds approved the Reorganizations, and in connection with the Reorganizations, BNY agreed to use reasonable best efforts to obtain the approval of each Existing Fund’s shareholders for the reorganization of the Existing Fund (a series of BNY Hamilton Funds) into the corresponding New Fund (a series of Managers AMG Funds). BNY also agreed to cooperate to help prepare these proxy solicitation materials and other materials relating to the transactions contemplated under this Proxy Statement/Prospectus and process them through the SEC.

The Existing Funds called this special shareholders’ meeting to allow the shareholders of each Existing Fund to vote on the proposed Reorganization of the Existing Fund into the corresponding New Fund.

The Existing Funds are currently advised by BNY and subadvised by GW&K. Following the Reorganizations, the New Funds will be managed by Managers and subadvised by GW&K. GW&K will continue to have day-to-day portfolio management responsibility as the subadvisor for the New Funds, and the portfolios of each New Fund will be managed in the same manner and by the same personnel as the corresponding Existing Fund following the Reorganizations.

As part of the Reorganizations, overall responsibility for investment management, administration, and shareholder servicing, currently being performed by BNY for the Existing Funds, will be assumed by Managers for the New Funds.

Proposed Subadvisory Agreements

Shareholders of each Existing Fund will also be asked to approve a proposed subadvisory agreement for each Existing Fund, which, in effect, will continue the current subadvisory agreement of the Existing Fund with GW&K until the closing of the Reorganizations. The terms of the proposed subadvisory agreements, including with respect to fees, are the same in all material respects as the current subadvisory agreements with GW&K, except for non-material conforming edits.

Under the Investment Company Act of 1940, as amended (the “1940 Act”) the closing of the Acquisition will be deemed a change in control of GW&K, which will result in an assignment of the current subadvisory agreements for the Existing Funds and cause their automatic termination. To ensure that portfolio management services for the Existing Funds can continue following the Acquisition and pending the completion of the Reorganizations, the Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, has approved, and recommends that shareholders approve, proposed subadvisory agreements with GW&K. If the closing of the Acquisition, which is subject to regulatory and other approvals as described above, does not take place, the current subadvisory agreements will remain in effect.

To avoid a potential disruption of portfolio management services in the event of the closing of the Acquisition without such Existing Fund’s shareholders having approved a proposed subadvisory agreement, the Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, has also approved, pursuant to Rule 15a-4 under the 1940 Act, interim subadvisory agreements with GW&K for the Existing Funds. Rule 15a-4, in relevant part, permits the appointment of an investment adviser or subadvisor on an interim basis, without shareholder approval where such approval would otherwise be required, subject to certain conditions. The interim subadvisory agreements are the same as the proposed subadvisory agreements except for differences reflecting the requirements of Rule 15a-4. Thus, each interim subadvisory agreement will remain in effect for a period up to 150 days from the date of termination of the current subadvisory agreements, which will occur on the closing date of the Acquisition, and all compensation earned must be held in an interest-bearing escrow account pending shareholder approval of the proposed subadvisory agreements.

If shareholders do not approve the proposed subadvisory agreement for each Existing Fund, GW&K will not be able to provide advisory services to the Existing Fund after the expiration of the interim 150-day subadvisory agreement in place for the period between the closing of the Acquisition and the closing of the Reorganization, should the Reorganization not have been completed by then. Also, GW&K will be limited in the fees it will receive for the services it performed under the interim agreement to the lesser of the costs GW&K incurred in performing such services or the amount (including accrued interest) in the escrow account. Additional information regarding the proposed subadvisory agreements is included in Section IV of this Proxy Statement/Prospectus.

Federal Income Tax Consequences

The Reorganizations are not expected to result in the recognition of income, gain or loss for U.S. federal income tax purposes by the Existing Funds or their shareholders. As a condition to the closing of each Reorganization, the New Funds and the Existing Funds will receive an opinion of counsel to the effect that each Reorganization is expected to be treated as a tax-free transaction for U.S. federal income tax purposes, although this result is not free from doubt. See “The Reorganizations – Federal Income Tax Consequences.” Although the Reorganizations are expected to be tax-free for shareholders, the Existing Funds intend to distribute taxable capital gains and income to shareholders before the closing of the Reorganizations.

Investment Objective and Policies

The investment objective and policies of each New Fund are substantially similar to those of the corresponding Existing Fund, except that (as described below) the BNY Hamilton Multi-Cap Equity Fund’s investment objective is a fundamental policy whereas the GW&K Multi-Cap Equity Fund’s investment objective is not a fundamental policy.

BNY Hamilton Multi-Cap Equity Fund – GW&K Multi-Cap Equity Fund

The investment objective of each of the GW&K Multi-Cap Equity Fund and the BNY Hamilton Multi-Cap Equity Fund is to provide investors with long-term capital appreciation; current income is a secondary consideration. Unlike the investment objective of the Existing Fund, the New Fund’s investment objective is not a fundamental policy and thus may be changed by the Managers AMG Funds’ Board of Trustees without shareholder approval.

Under normal circumstances, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Each Fund will provide its shareholders with at least 60 days’ prior written notice of any change in this policy. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Within limits, each Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates. Although the Funds, under their 80% policies, may invest without limit in foreign securities, including emerging markets securities, the Funds have no present intention to do so.

Each Fund pursues flexible long-term investment policies in an attempt to emphasize companies with strong balance sheets and growth potential, i.e., companies GW&K believes are in industries or markets that are expanding or have business lines that demonstrate potential for growth in sales and earnings or cash flow. GW&K selects companies that it expects to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

GW&K uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. Each Fund intends to invest primarily in companies that GW&K believes are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). Each Fund may invest in small-, medium- or large-capitalization companies. Each Fund may also purchase securities that GW&K believes are undervalued or attractively valued. GW&K assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Russell 3000® Index.

In addition to seeking capital appreciation, each Fund seeks to achieve current income by investing in securities with a history of paying dividends. Each Fund may also buy securities that do not have a history of paying dividends but are believed to offer prospects for capital growth or future income, based upon GW&K’s analysis of overall market conditions and the individual companies potential for growth or payment of dividends.

GW&K intends to assemble a portfolio of securities diversified as to companies and industries. GW&K expects that each economic sector within the Russell 3000® Index will be represented in each Fund’s portfolio. GW&K may consider increasing or reducing each Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

Various factors may lead GW&K to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, or if GW&K believes the security has become overvalued.

Each Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When GW&K believes a temporary defensive position is necessary, the Fund may invest any amount of its net assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

BNY Hamilton Municipal Enhanced Yield Fund – GW&K Municipal Enhanced Yield Fund

The investment objective of each of the GW&K Municipal Enhanced Yield Fund and the BNY Hamilton Municipal Enhanced Yield Fund is to provide investors with a high level of current income that is exempt from federal income tax. Capital appreciation is also an objective, but is secondary to income. Each Fund’s investment objective is a fundamental policy and may not be changed without shareholder approval.

In pursuing its investment objective, each Fund, under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. In addition, up to 50% of each Fund’s net assets, plus the amount of any borrowings for investment purposes, may be invested in securities that are subject to the federal alternative minimum tax.

Each Fund may invest up to 35% of its total assets in unrated securities, and may invest up to 50% of its total assets in unrated securities and high yield securities. High yield securities (commonly known as “junk bonds”) are those securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization, or unrated but determined by GW&K to be of comparable credit quality). However, GW&K normally expects that the average credit rating of each Fund’s portfolio will be Baa/BBB.

Each Fund typically invests in a diversified portfolio of municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which each Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax, subject to the investment limits described above.

Each Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. Each Fund’s average weighted portfolio maturity and duration will vary from time to time depending on GW&K’s views on the direction of interest rates.

GW&K uses a research-driven process based on knowledge of creditworthiness and market availability in selecting bonds. Although each Fund seeks to be diversified by geography and sector, each Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. In particular, presently, a significant portion of the Baa/BBB municipal security universe is composed of hospital bonds. Accordingly, hospital bonds currently comprise a significant portion of the Existing Fund’s portfolio, and would continue to do so for the New Fund following the Reorganization.

Within limits, each Fund also may use certain derivatives (e.g., futures, options), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, each Fund may invest more than 20% of its net assets, plus the amount of any borrowings for investment purposes, in taxable securities, such as money market instruments and debt securities issued or guaranteed by the U.S. government or its agencies. Under such circumstances, the Fund may not achieve its investment objective.

Principal Risk Factors

Although there are no material differences among the principal risk factors of the Funds, the principal risk factors of the New Funds are listed and described differently from those of the Existing Funds so that the disclosure will be similar to that of other funds in the Managers family of funds. Below is a discussion of the principal risk factors to which the Funds are subject.

Market risk. Each Fund’s principal risk factor is market risk. Market risk includes the risk that prices of securities held by the Existing Funds or New Funds may fall rapidly or unpredictably. The prices of securities will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Each of the Multi-Cap Equity Funds may invest in equity securities, including foreign securities. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Derivatives Risk. Derivatives include options, futures and forwards, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Funds.

Leverage Risk. Borrowing, and some derivative investments, such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses for each Fund. There is no assurance that a Fund will leverage its portfolio or if it does, that the leveraging strategy will be successful.

Portfolio Turnover. With respect to the New Funds, GW&K may sell any security when it believes the sale is in a New Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect a New Fund’s performance by increasing transaction costs and may increase your tax liability.

Principal Risk Factors of BNY Hamilton Multi-Cap Equity Fund and GW&K Multi-Cap Equity Fund:

Growth Stock Risk. Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

Large-Capitalization Stock Risk. Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, each Fund may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

Small- And Mid-Capitalization Stock Risk. The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Each Fund may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

Value Stock Risk. Value stocks present the risk that a stock may decline or never reach what GW&K believes is its full market value, either because the market fails to recognize what GW&K considers to be the company’s true business value or because GW&K’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

Principal Risk Factors of BNY Hamilton Municipal Enhanced Yield Fund and GW&K Municipal Enhanced Yield Fund

Credit Risk. An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Geographic Concentration Risk. Funds that primarily purchase municipal bonds from particular cities, states or regions also bear investment risk from economic, political, or regulatory changes that could adversely affect municipal bond issuers in such cities, states or regions and therefore the value of each Fund’s investment portfolio.

High Yield Risk. Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers. If the issuer of a security is in default with respect to interest or principal payments, each Fund may lose its entire investment. Below investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

Inflation Risk. Inflation risk is the risk that the price of an asset, or income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

Interest Rate Risk. Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Each Fund may not be able to sell these illiquid investments at the best prices. Investments in non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Municipal Market Risk. Factors unique to the municipal bond market may negatively affect the value of each Fund’s investments in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. Each Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others.

Prepayment Risk. Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Reinvestment Risk. As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, each Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors.

Comparison of Fees and Expenses

Each of the BNY Hamilton Multi-Cap Equity Fund and the GW&K Multi-Cap Equity Fund offers Class A shares, which are subject to a front-end sales charge, or “load,” in an amount depending on the size of the purchase. Sales charges apply to new purchases, however no sales charge will be applied to shares of the GW&K Multi-Cap Equity Fund received by shareholders in connection with the Reorganization. Each of the BNY Hamilton Municipal Enhanced Yield Fund and the GW&K Municipal Enhanced Yield Fund is a “no-load” fund, meaning there is no sales charge applied to purchases or sales of shares of these Funds. For all of the Funds, you will pay indirectly various other expenses because each Fund pays fees and other expenses that reduce the return on your investment.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Only pro forma information has been presented with respect to the New Funds because each New Fund will not commence operations until the applicable Reorganization is completed. The Reorganizations will not cause a shareholder to pay any additional fees.

	BNY Hamilton Multi-Cap Equity Fund		Pro Forma – GW&K Multi-Cap Equity Fund		BNY Hamilton Municipal Enhanced Yield Fund		Pro Forma – GW&K Municipal Enhanced Yield Fund
	Class A Shares		Class A Shares		Institutional Shares		Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.25	%(1)	5.25	%(1)	None		None
Maximum deferred sales charge (load)	None		None	(2)	None		None
Maximum sales charge (load) imposed on reinvested dividends and distributions	None		None		None		None
Redemption fees	None		None		None		None
Exchange fees	None		None		None		None
Annual Operating Expenses
Management Fees	0.75%		0.75%		0.50%		0.50%
Distribution (12b-1) Fees	0.25%		0.25%		None		None
Other Expenses	0.27%		0.40	%(3)	1.26%		1.02	%(3)
Acquired Fund Fees and Expenses	—	(4)	—	(4)	0.01%		0.01%
Total Annual Operating Expenses	1.27	%(5)	1.40%		1.77	%(7)	1.53%
Fee Waiver and Reimbursement			(0.15	%)(6)			(0.74	%)(8)
Net Annual Operating Expenses			1.25%				0.79%

(1)	The initial sales charge that applies to the sale of Class A shares of the BNY Hamilton Multi-Cap Equity Fund and Class A shares of the GW&K Multi-Cap Equity Fund varies according to the amount you invest, with a maximum of 5.25%. See Appendix C – Information Applicable to the New Funds/Shareholder Guide for more information.

(2)	Except with respect to redemptions or exchanges of Class A shares not subject to an initial sales charge. See Appendix C – Information Applicable to the New Funds/Shareholder Guide for more information.

(3)	Pro forma Other Expenses reflect annualized operating expenses that are expected to be incurred by each New Fund during the current fiscal year.

(4)	For the BNY Hamilton Multi-Cap Equity Fund and the GW&K Multi-Cap Equity Fund, an indirect expense of less than 0.01% incurred as a result of each Fund’s investment in underlying acquired funds is included under “Other Expenses.”

(5)	Since the Fund’s inception on October 7, 2002, BNY has voluntarily agreed to waive its fees and/or reimburse the BNY Hamilton Multi-Cap Equity Fund for certain of its expenses in order to limit the Fund’s Class A shares “Total Annual Operating Expenses” to 1.25% of average daily net assets allocable to Class A shares. The Total Annual Fund Operating Expenses listed above do not reflect the voluntary waiver and/or expense reimbursement. BNY has agreed to maintain the voluntary expense limitation until the closing of the Reorganizations.

(6)	Managers and GW&K have contractually agreed, through at least December 31, 2010, to limit “Net Annual Operating Expenses” of the GW&K Multi-Cap Equity Fund (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.25% of the average daily net assets of the Fund’s Class A shares. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, Managers and GW&K may recover from the GW&K Multi-Cap Equity Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

(7)	Since the Fund’s inception on December 30, 2005, BNY has voluntarily agreed to waive its fees and/or reimburse the BNY Hamilton Municipal Enhanced Yield Fund for certain of its expenses in order to limit the Fund’s “Total Annual Operating Expenses” to 0.79% of the Fund’s average daily net assets allocable to Institutional Shares. The Total Annual Fund Operating Expenses listed above do not reflect the voluntary waiver and/or expense reimbursement. BNY has agreed to maintain the voluntary expense limitation until the closing of the Reorganizations.

(8)	Managers and GW&K have contractually agreed, through at least December 31, 2010, to limit “Net Annual Operating Expenses” of the GW&K Municipal Enhanced Yield Fund (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 0.79% of average daily net assets of the Fund’s Institutional Shares. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

Example

These examples will help you compare the costs of investing in the Existing Funds and the New Funds to the cost of investing in other mutual funds. These examples make certain assumptions. They assume that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment in each Fund has a 5% total return each year and that each Fund has operating expenses described in the table above and such operating expenses remain the same each year.

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BNY Hamilton Multi-Cap Equity Fund – Class A Shares	$648	$907	$1,185	$1,978
Pro Forma – GW&K Multi-Cap Equity Fund – Class A Shares (New Fund)[1]	$646	$914	$1,220	$2,089
BNY Hamilton Municipal Enhanced Yield Fund – Institutional Shares	$180	$557	$959	$2,084
Pro Forma – GW&K Municipal Enhanced Yield Fund – Institutional Shares (New Fund)[1]	$81	$321	$677	$1,682

[1]

The pro forma example for the New Funds reflects the impact of the GW&K Multi-Cap Equity Fund’s and GW&K Municipal Enhanced Yield Fund’s contractual expense limitations, through December 31, 2010, to limit net annual operating expenses to 1.25% and 0.79%, respectively (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items).

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the New Funds will bear, whether directly or indirectly. The information in the previous tables should not be considered a representation of past or future expenses or rates of return. Actual expenses or returns may be greater or less than those shown and may change.

Performance

This section would normally include a bar chart and a table showing how each New Fund has performed and how its performance has varied from year to year. Because the New Funds have not commenced operations prior to the date of this Proxy Statement/Prospectus, the bar chart and table are not shown. Because the investment objectives and principal investment strategies of each New Fund will be substantially similar to that of the corresponding Existing Fund and the entity providing day-to-day advisory services to each New Fund will be the same as for the corresponding Existing Fund, the performance history of each Existing Fund is expected to carry over to the corresponding New Fund.

Performance information and financial highlights for each of the Existing Funds is available in each Existing Fund’s prospectus dated April 25, 2008, each of which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus, and each of which has previously been provided to each Existing Fund’s shareholders. Of course, past performance does not predict future results.

Distribution and Purchase Procedures, Exchange Rights and Redemption Procedures

Purchase Procedures

The purchase procedures of the Existing Funds are substantially similar to those of the New Funds, in that shares of the New Funds may be purchased directly from the New Funds, as well as through retirement or savings plans or financial intermediaries, whereas shares of the Existing Funds may be purchased directly from the Existing Funds, as well as through retirement or savings plans or other financial intermediaries.

The BNY Hamilton Multi-Cap Equity Fund currently offers only Class A shares, which are subject to the following investment minimums:

Account Type	Minimum Initial Investment	Minimum Continuing Investment	Minimum Balance
IRA	$250	$25	N/A
Regular Account	$2,000	$100	$500
Automatic Investment Program	$500	$50	N/A

The BNY Hamilton Municipal Enhanced Yield Fund currently offers only Institutional Class Shares. Such shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with BNY. Any institution (including BNY and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in the Institutional Shares of the Fund. The Fund may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client (including any individual who is a client) of a registered investment adviser that has a selling arrangement with BNY Hamilton Distributors, Inc., and who invests $1,000,000 or more in the aggregate in Institutional Shares of all series of BNY Hamilton Funds is also eligible to invest in Institutional Shares through that registered investment adviser. In addition, shareholders who held, as of January 26, 2004, Institutional Shares of any series of BNY Hamilton Funds will be grandfathered for so long as they continue to hold Institutional Shares of a series of BNY Hamilton Funds and thus will not be required to meet these eligibility requirements in respect of additional purchases of the Institutional Shares of the BNY Hamilton Municipal Enhanced Yield Fund. Once an investor makes an initial investment in the Fund pursuant to the requirements described above, no minimum additional investment is required to purchase additional Institutional Shares of the Fund. If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Shares of the Existing Funds are and shares of the New Funds will be available to individual investors (except as described above for Institutional Shares of the BNY Hamilton Enhanced Yield Fund), trusts, businesses and other organizations, education savings accounts, employer-sponsored retirement plans, individual-sponsored retirement plans, and other accounts. Unlike the BNY Hamilton Enhanced Yield Fund, Institutional Shares of the GW&K Municipal Enhanced Yield Fund will generally be available to individual investors.

The minimum initial investment to open an account with the GW&K Multi-Cap Equity Fund is $2,000 for regular accounts and $1,000 for individual retirement accounts, and subsequent investments must be at least $100. The minimum initial investment to open an account with the GW&K Municipal Enhanced Yield Fund is $2,500,000 for regular accounts and $50,000 for individual retirement accounts, and subsequent investments must be at least $1,000. Shareholders of the Existing Funds will not need to satisfy the minimum initial investment amounts of the New Funds in order to receive shares of the New Funds upon consummation of the Reorganizations.

Each Existing Fund may reject any purchase order (including an exchange from another BNY Hamilton Fund) from any investor the Fund believes has a history of market timing or other abusive trading or whose trading may be disruptive to the Existing Funds. The New Funds may also refuse a buy order for any reason, including the failure to submit a properly completed application, and each New Fund may also refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading.

Redemption Procedures

The redemption procedures for the Existing Funds and the New Funds are substantially similar. Both the Existing Funds and New Funds allow shareholders to redeem shares from the respective Funds by mail, telephone, or bank wire. In addition, the New Funds allow shareholders to redeem their shares over the internet at www.managersinvest.com.

Both the Existing Funds and New Funds may redeem shares in a shareholder account if balances fall below a certain amount. The Existing Funds reserve the right to redeem shares in any account with a balance of less than $500, as noted above. The New Funds may redeem a shareholder’s account if its value falls below $500 with respect to Class A shares of the GW&K Multi-Cap Equity Fund, or falls below $50,000 with respect to Institutional Shares of the GW&K Municipal Enhanced Yield Fund, due to redemptions, but not until after a Fund gives 60 days’ notice and the opportunity to reestablish the account balance.

Both the Existing Funds and New Funds offer systematic redemption plans and may require a signature guarantee for redemptions. Under their systematic redemption plans, the Existing Funds require that the account have a share balance of $10,000 or more, and the New Funds require that redemptions be over $100. Unlike the Existing Funds, the New Funds do not require a minimum share balance for systematic redemptions. In addition, each of the Existing Funds requires a signature guarantee for redemptions over $50,000. For the New Funds, a shareholder must provide a signature guarantee for redemptions of $50,000 or more of Class A shares of the GW&K Multi-Cap Equity Fund or $250,000 or more of Institutional Shares of the GW&K Municipal Enhanced Yield Fund.

Exchange Rights

BNY Hamilton Funds allows shareholders of the Existing Funds to exchange their shares for shares of other series of BNY Hamilton Funds of the same class as the shares exchanged. In general, a shareholder of an Existing Fund must meet the minimum initial investment requirement of the class of shares of the BNY Hamilton Fund for which the shareholder is exchanging Existing Fund shares. As of September 18, 2008, it is expected that the BNY Hamilton Funds will consist only of the Existing Funds.

To enhance investment flexibility, Managers allows New Fund shareholders to exchange shares of the New Funds for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by Managers that are not subject to a sales charge (load). Not all funds managed by Managers offer all classes of shares or are open to new investors. Shareholders may request an exchange in writing; by telephone (if elected on the application); by Internet; or through an investment adviser, bank, or investment professional. Normally, Managers will execute the entire exchange transaction in a single business day.

There is no fee associated with Managers’ exchange privilege; however, an exchange may result in tax consequences. In addition, Managers has implemented the following restrictions regarding exchanges:

•	The value of the New Fund shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

In addition to the procedures described above, the New Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if Managers believes that a shareholder is engaging in market timing activities that may harm a New Fund and its shareholders.

Distribution of the Funds

BNY Hamilton Distributors, LLC (“BNY Distributors”) serves as distributor of the Existing Funds. BNY Distributors, an indirect wholly-owned subsidiary of Foreside Financial Group LLC, is not affiliated with BNY or GW&K. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers, serves as distributor of the New Funds. Managers or MDI may make direct or indirect payments to third parties in connection with the sale of New Fund shares or the servicing of shareholder accounts.

Pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of BNY Hamilton Funds have adopted a distribution plan (“12b-1 Plan”) with respect to Class A Shares of the BNY Hamilton Multi-Cap Equity Fund permitting the Class A Shares to reimburse BNY Distributors for distribution expenses incurred by BNY Distributors at a rate which shall not exceed 0.25% per annum of average daily net assets of the Class A Shares. The GW&K Multi-Cap Equity Fund has also adopted a 12b-1 Plan for Class A shares that allows the Fund to compensate MDI for selling and distributing the Fund’s Class A shares and for providing service to Class A shareholders, provided that fees paid to MDI may not exceed 0.25% annually of the average daily net assets of the Class A shares. Unlike the 12b-1 Plan for the BNY Hamilton Multi-Cap Equity Fund, the 12b-1 Plan for the corresponding New Fund (GW&K Multi-Cap Equity Fund) compensates the New Fund’s distributor, MDI, regardless of costs incurred by MDI.

Each New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and Managers and/or GW&K may pay fees (out of their own funds and not as an expense of a New Fund) to these firms in return for shareholder servicing provided by these programs.

Additional Information Applicable to the Existing Funds and New Funds

Additional information regarding shareholder policies and procedures for the Existing Funds may be found in their respective Prospectuses, each dated April 25, 2008, which are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

For a more detailed description of the shareholder policies and procedures of the New Funds, relating to the purchase, redemption, exchange, and distribution of New Fund shares, please see Appendix C – Information Applicable to the New Funds/Shareholder Guide.

II. THE REORGANIZATIONS

Description of the Reorganizations

On July 24, 2008, the Existing Funds’ Board of Directors, including a majority of the Independent Directors, voted to approve the Reorganizations, subject to approval by the shareholders of each Existing Fund. In each Reorganization, the Existing Fund will transfer its assets to the corresponding New Fund, which will assume all of the liabilities of the Existing Fund. Upon this transfer of assets and assumption of liabilities, each New Fund will issue shares of beneficial interest to the corresponding Existing Fund, which shares will be distributed to shareholders in liquidation of the Existing Fund. Any shares you own of an Existing Fund at the time of the Reorganization will be cancelled and you will receive shares in the corresponding New Fund having an aggregate value equal to the aggregate value of your shares of the Existing Fund. Each Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes, although this result is not free from doubt. Although the Reorganizations are expected to be tax-free for shareholders, the Existing Funds intend to distribute taxable capital gains and income to shareholders before the closing of the Reorganizations. If approved by shareholders, the Reorganizations are expected to occur on or about November 10, 2008, or sooner, provided all of the other closing conditions have been satisfied.

Reasons for the Reorganizations

Managers’ parent company, AMG, and BNY’s parent company, The Bank of New York Mellon Corporation, have signed an agreement whereby AMG will acquire ownership of GW&K from BNY (the “Acquisition”). In connection with the Acquisition, a broad group of GW&K professionals will hold an equity interest in the firm and have entered into long-term employment agreements with the firm and AMG. As a result of the Acquisition, there will be a change in control of GW&K. GW&K, under its new ownership, will succeed to the registration of GW&K as an investment adviser. The Acquisition is scheduled to be consummated in October 2008, or sooner, subject to certain conditions. BNY has indicated that it is not willing to continue to serve indefinitely as investment adviser to the Existing Funds following the Acquisition.

A primary purpose of the Reorganizations is to permit GW&K, which has managed each Existing Fund or its predecessor since inception and will be affiliated with Managers after the Acquisition, to continue to provide portfolio management services to shareholders of the New Funds. Pursuant to the Reorganizations, Managers will serve as the investment manager to the New Funds, and GW&K will continue to provide day-to-day portfolio management services as the subadvisor of the New Funds. Oversight of the New Funds will be provided by the Board of Trustees of Managers AMG Funds and, as investment manager, Managers will provide investment management, administration, and shareholder services for the New Funds. The Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, and the Board of Trustees of Managers AMG Funds formally approved the Reorganizations on July 24, 2008 and July 29, 2008, respectively. In connection with the Reorganizations, BNY agreed to use reasonable efforts to obtain the approval of each Existing Fund’s shareholders for the reorganization of each Existing Fund, each a series of BNY Hamilton Funds, into the corresponding New Fund, each a series of Managers AMG Funds. BNY also agreed to cooperate to help prepare these proxy solicitation materials and other materials relating to the transactions contemplated under this Proxy Statement/Prospectus and process them through the SEC.

Headquartered in Norwalk, Connecticut, Managers was founded in 1983 to provide individual investors and smaller institutions with access to the same expertise, resources and techniques employed by major institutions and wealthy families. Managers serves as the investment manager to The Managers Funds family of funds, which includes Managers AMG Funds. Managers is an independently managed subsidiary of AMG. As of June 30, 2008, Managers had over $8.8 billion in assets under management. In approving the Reorganizations of the Existing Funds into the New Funds the Board of Directors of

BNY Hamilton Funds considered a number of factors, which are discussed under “Board Considerations of the Reorganizations” below. These factors include the opportunity for continuity of money management as a result of the Reorganizations, the distribution opportunities for the New Funds, the potential for economies of scale and lower costs if New Fund assets increase, the expense caps applicable to the New Funds, access to the Managers Funds family of funds, a fund family of 32 other mutual funds, not including the New Funds, and that Managers has advised the Board that Managers is committed to providing shareholders with a complete array of investment products and state-of-the-art shareholder services.

Terms of the Reorganizations

At the effective time of each Reorganization, each New Fund will acquire all of the assets and assume all of the liabilities of the corresponding Existing Fund in exchange for shares of the New Fund.

The terms and conditions under which the Reorganization for each Existing Fund will be implemented are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, the form of which is attached as Appendix A to this Proxy Statement/Prospectus. The Plan of Reorganization contemplates (i) the New Fund’s acquisition of all of the assets of the corresponding Existing Fund in exchange solely for shares of the New Fund (“New Fund Shares”) and the assumption by the New Fund of all of the liabilities of the Existing Fund by the closing date for the Reorganization (the “Liabilities”), and (ii) the distribution of the New Fund Shares to the shareholders of the Existing Fund as soon as reasonably practicable after the closing.

Each shareholder of an Existing Fund will receive a number of full and fractional New Fund Shares equal in value to the number of full and fractional shares of the Existing Fund held by such shareholder as of the closing date. Each Existing Fund will be dissolved soon thereafter.

Accordingly, immediately after the Reorganizations, each former shareholder of an Existing Fund will own corresponding New Fund Shares that will be equal in value to the shares of the Existing Fund held by that shareholder immediately prior to the Reorganization. The Plan of Reorganization provides the time for and method of determining the net value of each Existing Fund’s assets and the net asset value of a share of the corresponding New Fund. The valuation will be done immediately after the close of business, as described in the Plan of Reorganization, on the business day immediately preceding the closing date of the Reorganizations. Any special shareholder options (for example, automatic investment plans on current Existing Fund shareholder accounts) will automatically transfer to the new accounts.

The Plan of Reorganization provides that GW&K will bear all costs and expenses of the Reorganizations, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The closing of each Reorganization is expected to occur on or about November 10, 2008, or sooner, provided all of the other closing conditions have been satisfied. The implementation of each Reorganization is subject to a number of conditions set forth in the Plan of Reorganization, including the approval of the Reorganization by shareholders of the Existing Fund. Another important condition to closing is that each Existing Fund receives a tax opinion to the effect that each Reorganization is expected to qualify as a “reorganization” for U.S. federal income tax purposes. As such, each Reorganization is not expected to be taxable for such purposes to the Existing Fund, the New Fund or the Existing Fund’s shareholders. The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the closing date by mutual agreement of the parties. If the transactions contemplated by the Plan of Reorganization have not been substantially completed by March 30, 2009, the Plan of Reorganization shall automatically terminate on that date unless a later date is agreed to by the Existing Funds and New Funds.

Board Consideration of the Reorganizations

The Existing Funds’ Board of Directors considered the proposed Reorganizations of the Existing Funds into the corresponding New Funds at meetings held on July 7 and July 24, 2008. Prior to those meetings, AMG, Managers, BNY, and GW&K provided materials on the proposed Reorganizations and related matters to the Board of Directors. Those materials included information on the investment objective and the strategies of the New Funds, comparative operating expense ratios and performance information, and an analysis of the projected benefits to Existing Fund shareholders from the proposed Reorganizations. The Existing Funds’ Board of Directors, including a majority of the Independent Directors, unanimously approved the proposed Reorganizations at its meeting on July 24, 2008, after concluding that participation in the proposed Reorganizations is in the best interests of each Existing Fund and its shareholders, and that the Reorganizations would not dilute the interests of any Existing Fund shareholders.

In determining whether to recommend approval of the Reorganizations to shareholders of the Existing Funds, the Board of Directors of the Existing Funds, including the Independent Directors, made inquiries into a number of matters and considered the following factors, among others:

First, with respect to each New Fund, the Existing Funds’ shareholders will be permitted to pursue the same investment goals in a fund that has the same total expense ratio than the corresponding Existing Fund. Each New Fund has the same or a substantially similar investment objective and substantially similar investment management policies and limitations as the corresponding Existing Fund. Second, Managers has contractually committed to limit until at least December 31, 2010 the total annual operating expenses of the relevant class of each New Fund so that such expenses will not exceed the total annual operating expenses for the corresponding class of the relevant Existing Fund, after any fee waivers and expense reimbursements, as of December 31, 2007. Third, management believes shareholders should benefit from Managers’ (and its affiliates’) experience, reputation and resources in managing investment companies. Fourth, Managers has greater potential for retaining asset size and/or increasing the assets of the New Funds because of Managers’ experience in the distribution of mutual funds through a broader range of distribution channels than would be available to the Existing Funds following the reorganization of other series in the BNY Hamilton Funds into different fund complexes. Over the long-term, if this potential for a larger asset base is realized, Managers believes it should help reduce the New Funds’ per share operating expenses and provide the portfolio managers of each New Fund with greater flexibility in managing the fund’s portfolio, although this cannot be guaranteed. Fifth, the Reorganizations are expected to be tax-free to the shareholders of the Existing Funds and should not result in unfavorable U.S. federal tax consequences to Existing Fund shareholders. Sixth, with respect to each New Fund, the corresponding Existing Fund shareholders would enjoy continuity of portfolio management because GW&K would serve as the New Funds’ subadvisor and manage the portfolios of the New Funds in the same manner as the portfolios of the Existing Funds and under similar fee arrangements. In addition, each New Fund’s portfolio management personnel is the portfolio management personnel for the corresponding Existing Fund. Seventh, the Reorganizations will provide Existing Fund shareholders with access to the additional investment options and shareholder services offered by the Managers Family of Funds, including the ability of Existing Fund shareholders to exchange shares of a New Fund for shares of certain other funds managed by Managers and the ability of Existing Fund shareholders to access their accounts and perform financial transactions on the Internet. The Board of Directors of the Existing Funds also considered that Managers, as well as MDI (each New Fund’s principal distributor), GW&K (each New Fund’s subadvisor) and AMG will benefit from the Reorganizations.

In determining whether to recommend approval of the relevant Reorganization, the Board also considered the following factors, among others: (1) the terms and conditions of each Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of each Existing Fund’s and the corresponding New Fund’s investment objectives, investment management policies and investment restrictions, as well as shareholder services offered by the Existing Fund and by the corresponding New Fund; (3) the expense ratios and information regarding the fees and expenses of each Existing Fund and the estimated expense ratios and information regarding the fees and expenses of the corresponding New Fund, as the case may be; (4) the tax consequences of the Reorganization; (5) the performance of each Existing Fund; (6) that the costs to be incurred by each Existing Fund and the corresponding New Fund in connection with the Reorganizations would be borne by GW&K, and not the Existing Funds, the New Funds, or their shareholders; and (7) the limited alternatives available other than liquidation of the Existing Funds, given the small asset-size of each Existing Fund, and the fact that BNY had indicated it was not interested in continuing to serve indefinitely as the investment adviser to the Existing Funds following the Acquisition.

In addition to other due diligence, the Board of Directors discussed a variety of other matters with AMG, Managers and GW&K, and the Board’s related questions were answered to the Board’s satisfaction. Additionally, at the special Board meetings held on July 7, 2008 and July 24, 2008, the Independent Directors had the opportunity to meet separately in executive session with independent counsel to the Independent Directors. After considering the reasons described above, the Board of Directors of the Existing Funds, including a majority of the Independent Directors, approved each Reorganization.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an Existing Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address all of the federal income tax considerations that may be relevant to you nor does it address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation.

The Reorganizations are not expected to result in the recognition of income, gain or loss for U.S. federal income tax purposes for either Existing Fund or their shareholders. For each Reorganization, as a condition to the Reorganization, Managers AMG Funds and BNY Hamilton Funds will receive a legal opinion from Ropes & Gray LLP, to the effect that, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, for federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the New Fund and the Existing Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under section 1032 of the Code, no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Existing Fund in exchange for New Fund Shares and the assumption by the New Fund of the Liabilities;

•

Under section 362(b) of the Code, the basis in the hands of the New Fund of the assets of the Existing Fund transferred to the New Fund in the Reorganization will be the same as the basis of such assets in the hands of the Existing Fund immediately prior to the transfer;

•	Under section 1223(2) of the Code, the holding periods of the assets of the Existing Fund in the hands of the New Fund will include the periods during which such assets were held by the Existing Fund;

•

Under section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund’s assets to the New Fund in exchange for New Fund Shares and the assumption by the New Fund of the Liabilities, or upon the distribution of New Fund Shares by the Existing Fund to its shareholders in liquidation;

•	Under section 354 of the Code, no gain or loss will be recognized by Existing Fund shareholders upon the exchange of their Existing Fund shares for New Fund Shares;

•

Under section 358 of the Code, the aggregate basis of New Fund Shares an Existing Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Existing Fund shares exchanged therefor;

•

Under section 1223(1) of the Code, an Existing Fund shareholder’s holding period for his or her New Fund Shares will include the period for which he or she held the Existing Fund shares exchanged therefor, provided that he or she held such Existing Fund shares as capital assets; and

•

The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Each opinion will be based on factual certifications made by officers of the applicable Existing Fund and the corresponding New Fund, and on customary assumptions. No opinion is a guarantee that the tax consequences of either Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with either opinion.

If the transfer of the assets of an Existing Fund in exchange for the New Fund’s shares and the assumption by the New Fund of the Liabilities were not to constitute a tax-free reorganization, the Existing Fund’s shareholders generally would recognize gain or loss equal to the difference between the value of the New Fund shares the shareholder acquires and the tax basis of the shareholder’s Existing Fund shares.

Shareholders of each Existing Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to certain U.S. federal income tax consequences of the Reorganizations, each shareholder of an Existing Fund should also consult such shareholder’s tax advisors as to the state, local and non-U.S. tax consequences, if any, of the Reorganization based upon the shareholder’s particular circumstances.

Fees and Expenses of the Reorganizations

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganizations, will be paid by GW&K.

III. SUMMARY OF DIFFERENCES BETWEEN THE EXISTING FUNDS AND THE NEW FUNDS

The following summary highlights certain differences between the Existing Funds and the New Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganizations. For more complete information, please read this entire document.

Comparison of Business Structure

Form of Organization

The Existing Funds are series of BNY Hamilton Funds, Inc., a corporation organized under the laws of the State of Maryland pursuant to Articles of Incorporation dated May 1, 1992, as amended (the “BNY Hamilton Articles”). The New Funds are series of Managers AMG Funds, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated June 18, 1999, as amended (the “Managers AMG Trust Agreement,” and together with the BNY Hamilton Articles, the “Fund Charters”). The Managers AMG Trust Agreement and Bylaws of Managers AMG Funds are designed to make Managers AMG Funds similar in most respects to a Massachusetts business corporation. The operations of the Existing Funds are governed by Maryland law and by the BNY Hamilton Articles and the Bylaws of BNY Hamilton Funds (the “BNY Hamilton Bylaws”). The operations of the New Funds are governed by Massachusetts law and by the Managers AMG Trust Agreement and the Bylaws of Managers AMG Funds (the “Managers AMG Funds Bylaws”). Once the New Funds’ registration statement is completed (which will occur prior to the closing of the Reorganization), the Existing Funds and the New Funds will be registered with the SEC as open-end management investment companies and subject to the provisions of the 1940 Act, and the rules and regulations thereunder.

Shares

BNY Hamilton Funds and Managers AMG Funds (each a “Fund Entity”) are each authorized to issue shares of beneficial interest in separate portfolios (series) in addition to the Existing Funds and the New Funds, respectively. The Fund Charters each permit the Directors or Trustees, as the case may be, to issue an unlimited number of full and fractional shares, at net asset value or par value, whichever is greater, for the Existing Funds and $0.001 par value for the New Funds, of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any series.

Each share of a Fund represents an equal proportionate interest in that Fund and has identical voting, dividend, redemption, liquidation, and other rights. Shares of each Fund have no preemptive, conversion or similar rights. The Fund Charters provide that shares are fully paid and non-assessable by the applicable Fund Entity, except as discussed under “Shareholder Liability” below.

All classes of an Existing Fund and New Fund shall represent the same interest in BNY Hamilton Funds and Managers AMG Funds, respectively, and have identical voting, dividend, liquidation and other rights with any other shares of that Fund; provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board of Directors of BNY Hamilton

Funds and the Board of Trustees of Managers AMG Funds, as the case may be, from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of a Fund shall be borne solely by that class. In addition, in certain cases a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class.

Shareholder Liability

Under Massachusetts law, shareholders of a Massachusetts business trust such as Managers AMG Funds may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Managers AMG Trust Agreement provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the New Fund and that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of each New Fund shall give notice to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the trust. The Managers AMG Trust Agreement provides for indemnification out of Managers AMG Funds property for all loss and expense of any shareholder held personally liable, solely by reason of being or having been a shareholder, for the obligations of Managers AMG Funds.

Under Maryland law, shareholders of the Existing Funds are generally not liable for an Existing Fund’s or BNY Hamilton Funds’ debts or obligations. The BNY Hamilton Articles do not provide for indemnification for shareholder liability.

Liability of Directors/Trustees

The BNY Hamilton Articles contain a provision permitted under the Maryland General Corporation Law that eliminates the personal liability of the directors or officers to BNY Hamilton Funds or its shareholders for money damage to the maximum extent permitted by law. The BNY Hamilton Articles provide that BNY Hamilton Funds will indemnify the directors, officers and employees of the BNY Hamilton Funds to the fullest extent permitted by law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton Funds. However, nothing in the BNY Hamilton Articles protects a director or officer against any liability to BNY Hamilton Funds or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Managers AMG Trust Agreement provides that no Trustee, officer, employee or agent of Managers AMG Funds is liable to any third persons in connection with the affairs of the New Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of Managers AMG Funds (or particular series thereof) for any satisfaction of claims arising in connection with the affairs of Managers AMG Funds (or particular series thereof, as applicable). With the exceptions stated, Managers AMG Funds’ Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of Managers AMG Funds.

Meetings

Neither the Existing Funds nor the New Funds are required by law or their governing documents to hold regular or annual shareholder meetings, and normally will not. The Directors/Trustees of BNY Hamilton Funds and Managers AMG Funds may call, as necessary, shareholder meetings of the Existing Funds or the New Funds, respectively. Shareholders of each Fund Entity have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Director/Trustee of the relevant Fund Entity from office. The Directors/Trustees of each Fund Entity will call a meeting of shareholders to vote on removal of a Director/Trustee upon the written request of the record holders of 10% of the shares of the Fund Entity. Pursuant to the BNY Hamilton Bylaws, special meetings of the stockholders may be called at any time upon written request of the holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting.

Under the BNY Hamilton Articles, one-third of the shares entitled to vote constitutes a quorum at a shareholder meeting, except when a larger quorum is required by law. Further, under the BNY Hamilton Articles, unless otherwise provided by applicable law or the BNY Hamilton Articles, action may be taken or authorized at a shareholder meeting where a quorum is present by a majority vote of the outstanding shares of common stock entitled to vote thereon. Under the Managers AMG Trust Agreement, thirty percent of the shares entitled to vote constitutes a quorum at a shareholder meeting, except when a larger quorum is required by the 1940 Act or other law, and a majority of the shares voted at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act, the Managers AMG Trust Agreement, the Managers AMG Funds Bylaws or other applicable law.

Voting Requirements

Pursuant to the BNY Hamilton Articles, shares of the Existing Funds entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any other series of BNY Hamilton Funds. On any matter submitted to a vote of shareholders of BNY Hamilton Funds, all shares of BNY Hamilton Funds then issued and outstanding shall be voted in the aggregate and not by individual series or class, except: (1) when otherwise expressly provided by Maryland General Corporation Law; (2) when required by the 1940 Act or other applicable law, shares shall be voted by individual series or class; or (3) when the matter affects only the interests of a particular series or class, then shareholders of the unaffected series or class shall not be entitled to vote thereon. There shall be no cumulative voting in the election of the Board of Directors or on any other matter, which means that in situations in which shareholders elect Directors, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors of BNY Hamilton Funds and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any Directors.

The shareholders of the New Funds are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the New Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however that immediately after such appointment two-thirds of the Trustees have been elected by the shareholders of Managers AMG Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the net asset value of shares of all series of Managers AMG Funds voting can, if they choose, elect all Trustees being elected while the shareholders of the remaining shares would be unable to elect any Trustees.

Liquidation or Dissolution

The BNY Hamilton Articles provide that in the event of the liquidation or dissolution of BNY Hamilton Funds, the holders of Shares of each series shall be entitled to receive the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of that series held by them. Absent unusual circumstances, shareholders may not terminate BNY Hamilton Funds.

Similarly, the Managers AMG Trust Agreement provides that in the event of the liquidation or dissolution of Managers AMG Funds, the holders of Shares of each series or any class thereof shall be entitled to receive the excess of the assets belonging to that series, or in the case of a class, belonging to that series and allocable to that class, over the liabilities belonging to that series or class. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of that series or class held by them. Managers AMG Funds may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting securities. The liquidation of any particular series or class may be authorized at any time by vote of a majority of the Trustees then in office.

Derivative Actions

Under Maryland law, there is no statutory right for stockholders of a corporation to bring derivative actions. In addition, the BNY Hamilton Articles and the BNY Hamilton Bylaws are silent in regards to shareholder derivative actions. Under Massachusetts law and the Managers AMG Trust Agreement a shareholder of a New Fund may bring a derivative action on behalf of Managers AMG Funds only if the following conditions are met. In general, the shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction. A Trustee shall not be disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of Managers AMG Funds or on the boards of other funds that are affiliated with Managers AMG Funds. Unless a demand upon the Trustees is not required, shareholders who hold at least 10% of the outstanding shares of Managers AMG Funds must generally join in the demand upon the Trustees.

The foregoing is only a summary of certain characteristics of the operations of the respective Fund Charters and Bylaws of BNY Hamilton Funds and Managers AMG Funds and Maryland and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Fund Charters and Bylaws (which are filed as exhibits to the registration statements of BNY Hamilton Funds and Managers AMG Funds, respectively, which may be found at the SEC’s website at www.sec.gov) and Massachusetts and Maryland law directly for more complete information.

Comparative Information on Fundamental Investment Restrictions

The Existing Funds and the New Funds are each subject to certain fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding securities (as defined in the 1940 Act). However, investment restrictions that are not fundamental may be changed by a Fund’s Directors/Trustees without shareholder approval. The tables in Appendix B compare the fundamental investment restrictions of the Existing Funds and the New Funds. There is not expected to be a material difference between the manner in which each Existing Fund’s and the corresponding New Fund’s portfolio is managed. There are, however, differences in the fundamental investment restrictions between the Existing Funds and the New Funds that would permit material changes in the future. These differences include:

•

The investment objective of the BNY Hamilton Multi-Cap Equity Fund is a fundamental policy and may only be changed upon shareholder approval, whereas the investment objective of the corresponding New Fund, although identical in substance, is not a fundamental policy and may be changed without shareholder approval.

•

With respect to borrowing, the New Funds will be permitted to borrow money from other funds managed by Managers pursuant to an interfund lending program, whereas the Existing Funds do not engage in interfund lending. Also, each of the New Funds may borrow money for investment purposes up to 1940 Act limits, whereas each of the Existing Funds are not permitted to borrow for investment purposes beyond a 5% limit.

•

The BNY Hamilton Multi-Cap Equity Fund may not purchase securities of an issuer if, after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer. A similar restriction exists for the corresponding New Fund, but only with respect to 75% of the New Fund’s total assets.

•

Each of the New Funds is permitted to engage in securities lending. Although each of the Existing Funds is permitted to engage in securities lending, only the BNY Hamilton Multi-Cap Equity Fund currently does so.

•

The Existing Funds are not generally permitted to purchase securities on margin, make short sales, or maintain short positions in securities, other than for hedging purposes. The New Funds, however, are permitted to engage in such activities to the extent permitted by applicable law.

•

The BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund may not invest in fixed time deposits with a duration from two business days to seven calendar days if more than 10% and 5%, respectively, of the Fund’s total assets would be invested in such deposits, whereas the corresponding New Funds will not be subject to such a restriction.

•

The BNY Hamilton Municipal Enhanced Yield Fund may not purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the Fund’s total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors), whereas the corresponding New Fund will not be subject to such a restriction.

•

The New Funds, unlike the Existing Funds, have no fundamental restriction limiting their purchases of illiquid securities. The New Funds, however, will comply with SEC guidelines limiting illiquid securities to 15% of their net assets.

•

The New Funds, unlike the Existing Funds, have no specific prohibition on purchasing interests in oil, gas or mineral exploration or development programs, but there is no present intention for the New Funds to invest in these types of interests.

•

The New Funds, unlike the Existing Funds, have no fundamental restriction with respect to investing in other investment companies in accordance with the 1940 Act, but the New Funds will also make all such investments in accordance with the 1940 Act.

Existing and Pro Forma Capitalizations

Each New Fund will be the accounting successor to its corresponding Existing Fund after consummation of its Reorganization. Pro forma capitalization information is shown for the New Funds because the New Funds will not commence operations until the completion of the Reorganizations. Accordingly, the pro forma capitalization of the reorganized New Funds will be identical to the capitalizations of the Existing Funds immediately before the Reorganizations. Pro forma capitalization shown below is as of June 30, 2008.

	Net Assets	Net Asset Value per Share	Shares Outstanding
BNY Hamilton Multi-Cap Equity Fund (Class A Shares)	$49,530,313.76	$13.34	3,711,686.88
GW&K Multi-Cap Equity Fund (Class A Shares) (pro forma)	$49,530,313.76	$13.34	3,711,686.88
BNY Hamilton Municipal Enhanced Yield Fund (Institutional Shares)	$7,632,523.13	$9.05	843,405.16
GW&K Municipal Enhanced Yield Fund (Institutional Shares) (pro forma)	$7,632,523.13	$9.05	843,405.16

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisers

BNY currently serves as each Existing Fund’s investment adviser and is responsible for all business activities and oversight of the investment decisions made for the Existing Funds. BNY also serves as administrator of the Existing Funds and is responsible for providing general administrative services. BNY is a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. BNY is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, BNY offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world. BNY provides a comprehensive array of financial services, including securities servicing, treasury management, asset management and private banking to individuals and institutions in more than 100 markets worldwide.

Managers is the investment manager and administrator of the New Funds. Managers has overall supervisory responsibility for the investment program of the New Funds. Managers selects and recommends, subject to the approval of the Board of Trustees of Managers AMG Funds, subadvisor(s) to manage each New Fund’s investment portfolio. It also monitors the performance, security holdings and investment strategies of subadvisor(s) and is responsible for reporting to Managers AMG Funds’ Board of Trustees on each New Fund’s investment characteristics and performance. Managers also furnishes certain administrative, compliance and accounting services for Managers AMG Funds and the New Funds.

Managers may not change the subadvisor to the New Funds without approval of the Managers AMG Funds’ Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.

Subadvisor

GW&K serves as the subadvisor for the Existing Funds and has served as subadvisor for the Existing Funds since the commencement of their operations. Following the Reorganizations, GW&K will serve as subadvisor to the New Funds and will provide the day-to-day management of the investment operations of the New Funds. In its role as the subadvisor for the New Funds, GW&K will provide the same portfolio and investment management services to the New Funds as it did for the Existing Funds. GW&K is located at 222 Berkeley St., Boston, MA 02116. GW&K, a wholly-owned subsidiary of BNY since May 2002, has advised individual and institutional clients since 1974 with total assets under management of approximately $8 billion, as of June 30, 2008. Following the Acquisition, which is expected to be completed in October 2008, or sooner, AMG will indirectly own a majority and controlling interest in GW&K, and BNY will no longer have any interest in GW&K.

Portfolio Managers

BNY Hamilton Multi-Cap Equity Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm’s Equity Investment Program. He has managed the Fund (and its predecessor fund) since inception in 1996. Following the Reorganization, Mr. White will continue to manage the Fund’s portfolio as the portfolio manager primarily responsible for the day-to-day management of the GW&K Multi-Cap Equity Fund.

BNY Hamilton Municipal Enhanced Yield Fund is jointly managed by Nancy Angell, John Fox, Martin Tourigny and Brian Moreland. They share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2005 (October 2006 in the case of Mr. Moreland). Ms. Angell joined GW&K in 1984, and she has been a Senior Vice President for more than five years. Mr. Fox joined GW&K in 1990, and he has been a Senior Vice President for more than five years. Ms. Angell and Mr. Fox serve as Co-Heads of the firm’s Fixed Income department. Mr. Tourigny joined GW&K in 1994, and he has been a Vice President for more than five years. Mr. Tourigny has the additional responsibility of Head Trader overseeing the execution of all of the Fund’s portfolio transactions. Mr. Moreland joined GW&K as an Operations Specialist in 1998, and he is responsible for analyzing municipal credits. He has been a Vice President for more than five years. Following the Reorganization, Ms. Angell and Messrs. Fox, Tourigny and Moreland will continue to manage the Fund’s portfolio as the portfolio managers jointly and primarily responsible for the day-to-day management of the GW&K Municipal Enhanced Yield Fund.

Additional information regarding other accounts managed by the portfolio managers, their compensation, and their ownership of Fund shares is available in the SAI relating to this Proxy Statement/Prospectus, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus.

Investment Advisory and Subadvisory Agreements—Existing Funds

Pursuant to the investment advisory agreement between each Existing Fund and BNY (each an “Advisory Agreement”), BNY has been employed by each Existing Fund, subject to the control of the officers and the Directors and to compliance with the objective, policies and limitations set forth in each Fund’s Prospectus and Statement of Additional Information, to, among other things, manage the investment and reinvestment of the assets of the Fund, and to determine, in its discretion, the securities to be purchased or sold and the portion of the Fund’s assets to be held uninvested.

As compensation for the services rendered by BNY under each Existing Fund’s Advisory Agreement, each Fund has agreed to pay BNY a fee, which is computed daily and paid monthly, at the annual percentage rates of the corresponding levels of that Fund’s average daily net asset values shown in the table below, subject to any fee reductions as described below.

Fund	Annual Percentage Rate		Average Daily Net Asset Value Levels
Multi-Cap Equity Fund	0.75 0.70	% %	First $ Over $	500 million 500 million
Municipal Enhanced Yield Fund	0.50 0.45	% %	First $ Over $	500 million 500 million

BNY has voluntarily agreed to waive its fees and/or to reimburse each Existing Fund for certain of its expenses in order to limit the total annual operating expenses of the Fund to 1.25% of average daily net assets, in the case of the BNY Hamilton Multi-Cap Equity Fund’s Class A Shares, and 0.79% of average daily net assets, in the case of the BNY Hamilton Municipal Enhanced Yield Fund’s Institutional Shares. These limitations are accomplished by waiving all or a portion of its advisory, administrative, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. Although BNY may cease these voluntary waivers and/or expense reimbursements at any time, BNY has agreed to maintain them until the closing of the Reorganizations. BNY also provides administrative, accounting, custodial and certain other services to the Existing Funds, and receives additional fees for such services.

The Existing Funds are sub-advised by GW&K. BNY pays GW&K a fee at the annual rate of 0.75% of the average daily net assets of the Multi-Cap Equity Fund and 0.50% of the average daily net assets of the Municipal Enhanced Yield Fund.

Under the terms of the subadvisory agreements between GW&K and BNY (each a “Current BNY Subadvisory Agreement”), BNY has employed GW&K to manage the investment and reinvestment of the assets of the Existing Funds, to continuously review, supervise and administer the investment program of the Existing Funds, to determine in GW&K’s sole discretion the securities to be purchased or sold and the portion of each Existing Fund’s assets to be held uninvested, to provide BNY and BNY Hamilton Funds with records concerning GW&K’s activities which BNY Hamilton Funds is required to maintain, and to render regular reports to BNY and BNY Hamilton Funds’ officers and Board of Directors concerning GW&K’s discharge of its responsibilities under the Current BNY Subadvisory Agreements. As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by GW&K under the Current BNY Subadvisory Agreements, BNY has agreed to pay GW&K subadvisory fees as set forth above, which fees are computed daily and paid monthly. The Existing Funds do not directly pay GW&K fees for its subadvisory services.

Under the terms of the Current BNY Subadvisory Agreements, GW&K is generally not liable to the Existing Funds or their shareholders, including for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Existing Funds, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of GW&K in performance of its obligations and duties under the Current BNY Subadvisory Agreements, (ii) reckless disregard by GW&K of its obligations and duties under the Current BNY Subadvisory Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act.

A discussion regarding the basis for the BNY Hamilton Funds’ Directors approving the Advisory Agreement between BNY Hamilton Funds and BNY with respect to each Existing Fund and the Current BNY Subadvisory Agreements between BNY and GW&K is available in each Existing Fund’s Semi-Annual Report for the six-month period ended June 30, 2008, which are on file with the SEC.

After the expiration of the initial specified term of each Existing Fund’s Advisory or Current BNY Subadvisory Agreement, the Agreement must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund’s outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not “interested persons” of the Fund, BNY or GW&K, if applicable, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each Existing Fund’s Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund’s outstanding shares on 60 days’ written notice to BNY and by BNY on 60 days’ written notice to the Fund. In addition, each Current BNY Subadvisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by vote of a majority of the Directors or by vote of a majority of a majority of the Fund’s outstanding shares, in the case of termination by an Existing Fund, on 60 days’ written notice to GW&K, and in the case of termination by BNY, on 60 days’ written notice to BNY Hamilton Funds and the applicable Existing Fund.

Investment Management Agreement and Subadvisory Agreement—New Funds

Managers serves as investment manager to the New Funds under the investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement permits Managers to, from time to time, engage one or more subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, Managers has entered into a subadvisory agreement with GW&K (the “Subadvisory Agreement”).

Under the Subadvisory Agreement, GW&K is responsible, with respect to each New Fund, for performing substantially the same portfolio management and advisory services for Managers and the New Fund as it performed for the corresponding Existing Fund, subject to the Managers AMG Funds Board of Trustees’ and Managers’ supervision, including: (i) developing and furnishing continuously an investment program and strategy for the New Fund in compliance with the New Fund’s investment objective and policies as set forth in its Registration Statement, (ii) providing research and analysis relative to the investment program and investments of the New Fund, (iii) determining (subject to the overall supervision of the Board of Trustees) what investments shall be purchased, held, sold or exchanged by the New Fund and what portion, if any, of the assets of the New Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of Managers AMG Funds in the investments of the New Fund.

For additional information regarding the Investment Management Agreement and Subadvisory Agreement, and the services that Managers and GW&K provide to the New Funds, please see the SAI relating to this Proxy Statement/Prospectus, which is incorporated herein by reference and on file with the SEC.

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the GW&K Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund have agreed to pay Managers an investment management fee at an annual rates of

0.75% and 0.50%, respectively, of the value of the New Fund’s average daily net assets, paid monthly. Unlike the Existing Funds, the New Funds will not have breakpoints in their investment management fees. The New Funds, however, have agreed to further reduce investment management fees, until December 31, 2010, to the same extent as the Existing Funds would have done if net assets exceed $500 million. Managers, in turn, has agreed to pay GW&K all of the investment management fee, which is also computed daily and paid monthly, as compensation for the investment advisory and portfolio management services GW&K provides to the New Funds under the Subadvisory Agreement. The fee paid to GW&K is paid out of the fee Managers receives from the New Funds and does not increase the expenses of the New Funds.

A discussion regarding the basis for the New Funds’ Board of Trustees approving the Investment Management Agreement between Managers AMG Funds and Managers with respect to each New Fund and the Subadvisory Agreement between Managers and GW&K will be available in each New Fund’s annual report for the period ending December 31, 2008.

Managers and GW&K have contractually agreed, through at least December 31, 2010, to limit annual operating expenses for the GW&K Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.25% and 0.79%, respectively, of each Fund’s average daily net assets. For the GW&K Multi-Cap Equity Fund, in general, for a period of up to 36 months from the time of any waiver or payment pursuant to the GW&K Multi-Cap Equity Fund’s contractual expense limitation, Managers and GW&K may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s operating expenses to exceed the contractual expense limitation amount. Acquired fund fees and expenses are not subject to waiver and do not factor into the GW&K Multi-Cap Equity Fund’s contractual expense limitation. Each New Fund’s contractual expense limitation may, at the discretion of Managers, may be continued beyond December 31, 2010.

The Investment Management Agreement and each Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of Managers AMG Funds or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable New Fund, and (ii) in either event by the vote of a majority of the Trustees of Managers AMG Funds who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and each Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by Managers or (in the case of the Subadvisory Agreement) by GW&K on not more than 60 days’ written notice to the other party and to the applicable New Fund. The Investment Management Agreement and each Subadvisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and the regulations thereunder.

Administration and Shareholder Servicing Agreement – New Funds

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between Managers AMG Funds and Managers, Managers also serves as administrator (the “Fund Administrator”) of the New Funds and is responsible for certain aspects of managing the New Funds’ operations, including administration and shareholder servicing. For these services, each New Fund will pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to Managers AMG Funds, and by Managers AMG Funds upon at least 30 days’ prior written notice to the Fund Administrator.

Independent Registered Public Accounting Firm

Managers AMG Funds has selected PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, as the independent registered public accounting firm for the New Funds for the fiscal year ending December 31, 2008.

Other Principal Service Providers

The following table lists the principal service providers for the Existing Funds and those expected to serve the New Funds following the closing of the Reorganizations. Although it is expected that all of the service providers listed below will serve the New Funds by December 31, 2008, there may be a transition period immediately following the closing of the Reorganizations where some of the Existing Funds’ service providers will provide services to the New Funds for an interim period. The Reorganizations are not expected to result in an increase of transfer agency, custodial or other expenses for shareholders of the Existing Funds.

SERVICE PROVIDERS

SERVICE	EXISTING FUNDS	NEW FUNDS
Investment Adviser	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Investment Subadvisor	Gannett Welsh & Kotler, LLC 222 Berkeley St. Boston, Massachusetts 02116	Gannett Welsh & Kotler, LLC 222 Berkeley St. Boston, Massachusetts 02116

Distributor	BNY Hamilton Distributors, LLC 100 Summer Street Boston, Massachusetts 02110	Managers Distributors, Inc. 800 Connecticut Avenue Norwalk, Connecticut 06854

Administrator	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Custodian	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286

Fund Accountant	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286

Transfer Agent and Dividend Disbursing Agent	Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219	PNC Global Investment Servicing (U.S.) Inc. P.O. Box 9769 Providence, Rhode Island 02940-9769

Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103	PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street Suite 1700 Philadelphia, Pennsylvania 19103

IV.	INFORMATION ON THE PROPOSED BNY SUBADVISORY AGREEMENTS

Proposed BNY Subadvisory Agreements

As discussed in Section III, BNY has entered into the Current BNY Subadvisory Agreements with GW&K so that GW&K can manage the investment and reinvestment of the assets of the Existing Funds and supervise and administer the investment programs of the Existing Funds. A discussion regarding the basis for the BNY Hamilton Funds Directors approving the Current BNY Subadvisory Agreements between BNY and GW&K is available in each Existing Fund’s Semi-Annual Report for the six-month period ended June 30, 2008.

At the special shareholder meeting of the Existing Funds, shareholders of each Existing Fund will be asked to approve a proposed subadvisory agreement (each a “Proposed BNY Subadvisory Agreement” and collectively the “Proposed BNY Subadvisory Agreements”) between BNY and GW&K for the Existing Fund.

The Board of Directors of BNY Hamilton Funds is proposing the Proposed BNY Subadvisory Agreements for the Existing Funds because the closing of the Acquisition (discussed above) will constitute a change in control of GW&K, the subadvisor to each Existing Fund, and pursuant to the terms of the Current BNY Subadvisory Agreements, will result in their automatic termination. Approval of the Proposed BNY Subadvisory Agreements will, in effect, continue the Current BNY Subadvisory Agreements, including with respect to compensation of GW&K, until the closing of the Reorganizations. The terms of the Proposed BNY Subadvisory Agreements are the same in all material respects as those of the Current BNY Subadvisory Agreements, except for non-material conforming edits.

The Current BNY Subadvisory Agreement for the BNY Hamilton Multi-Cap Equity Fund is dated October 7, 2002 and was last approved by shareholders and the BNY Hamilton Funds’ Directors on October 1, 2002 and May 14, 2008, respectively. The Current BNY Subadvisory Agreement for the BNY Hamilton Municipal Enhanced Yield Fund is dated July 1, 2005 and was last approved by shareholders and the BNY Hamilton Funds’ Directors on June 29, 2005 and May 14, 2008, respectively.

A description of some of the terms of the Current BNY Subadvisory Agreements, which are the same in all material respects as the terms of the Proposed BNY Subadvisory Agreements, is included in Section III of this Proxy Statement/Prospectus under “Investment Advisory and Subadvisory Agreements—Existing Funds.” Copies of the forms of the Proposed BNY Subadvisory Agreements are attached to this Proxy Statement/Prospectus as Appendix D.

The schedule of fees payable to GW&K under the Proposed BNY Subadvisory Agreements will be the same as the schedule of fees currently payable to GW&K under the corresponding Current BNY Subadvisory Agreements. Under the Current BNY Subadvisory Agreements, BNY pays GW&K a fee at the annual rate of 0.75% of the average daily net assets of the BNY Hamilton Multi-Cap Equity Fund and 0.50% of the average daily net assets of the BNY Hamilton Municipal Enhanced Yield Fund. The Existing Funds do not directly pay GW&K fees for its subadvisory services. For the fiscal year ended December 31, 2007 BNY paid GW&K $474,034 under the Current BNY Subadvisory Agreement for the BNY Hamilton Multi-Cap Equity Fund and, because of fee waivers/reimbursements in effect, $0 under the Current BNY Subadvisory Agreement for the BNY Hamilton Municipal Enhanced Yield Fund. In addition, GW&K will continue to provide the same subadvisory services to the Existing Funds, and with the same personnel, under the Proposed BNY Subadvisory Agreements as provided under the Current BNY Subadvisory Agreements.

The Proposed BNY Subadvisory Agreements will become effective as of the closing of the Acquisition. If the closing of the Acquisition does not take place, the Proposed BNY Subadvisory Agreements will not go into effect and the Current BNY Subadvisory Agreements will continue in effect.

Additional Information About GW&K

GW&K is a wholly-owned subsidiary of BNY. Information about the principal officers and director of GW&K is set forth below. The address of each of them is c/o GW&K, 222 Berkeley St., Boston, MA 02116.

Name of Principal Executive Officer or Director	Principal Occupation
Harold Gilbert Kotler	CEO
Benjamin Hamlen Gannett	Vice Chairman
Thomas Williams Roberts, III	Co-President and Chief Compliance Officer
Thomas F X Powers	Co-President
Lawrence Simon	Director

GW&K does not currently act as an investment adviser to any other mutual fund with an investment objective similar to the BNY Hamilton Multi-Cap Equity Fund or the BNY Hamilton Municipal Enhanced Yield Fund. In addition, the Existing Funds did not pay any commissions to affiliated brokers during the fiscal year ended December 31, 2007.

Interim Subadvisory Agreements

To avoid a potential disruption of the portfolio management services in the event of the closing of the Acquisition without such Existing Fund’s shareholders having approved its Proposed BNY Subadvisory Agreement, the Board of Directors of BNY Hamilton Funds, including a majority of the Independent Directors, has also, pursuant to Rule 15a-4 under the 1940 Act, approved an interim subadvisory agreement with GW&K for each Existing Fund. Rule 15a-4, in relevant part, permits the appointment of an investment adviser or subadvisor on an interim basis, without shareholder approval where such approval would otherwise be required, subject to certain conditions. The interim subadvisory agreements are the same as the Proposed BNY Subadvisory Agreements except for differences reflecting the requirements of Rule 15a-4. Thus, each interim subadvisory agreement will remain in effect for a period up to 150 days from the date of termination of its corresponding Current BNY Subadvisory Agreement, which will occur on the closing date of the Acquisition, and all compensation earned must be held in an interest-bearing escrow account pending shareholder approval of the Proposed BNY Subadvisory Agreements.

If shareholders do not approve the proposed subadvisory agreement for each Existing Fund, GW&K will not be able to provide advisory services to the Existing Fund after the expiration of the interim 150-day subadvisory agreement in place for the period between the closing of the Acquisition and the closing of the Reorganization, should the Reorganization not have been completed by then. Also, GW&K will be limited in the fees it will receive for the services it performed under the interim agreement to the lesser of the costs GW&K incurred in performing such services or the amount (including accrued interest) in the escrow account. Additional information regarding the proposed subadvisory agreements is included in Section IV of this Proxy Statement/Prospectus.

Consideration by the Board of Directors of the Proposed BNY Subadvisory Agreements

At a special meeting on July 24, 2008 the Board of Directors of BNY Hamilton Funds (the “Directors”), including a majority of the Independent Directors, considered and approved the Proposed BNY Subadvisory Agreements. In consideration of approving the Proposed BNY Subadvisory Agreements, the Directors relied on the information provided in connection with (1) their July 7, 2008 and July 24, 2008 special Board meetings and (2) the Directors’ previous approval and continuation of the Current BNY Subadvisory Agreements at the Directors’ regular meeting on May 13-14, 2008. In this regard, the Directors noted the fact that the substantive terms of the Current BNY Subadvisory Agreements, including the subadvisory fees payable thereunder, are the same in all material respects to the substantive terms of the Proposed BNY Subadvisory Agreements and that such terms were not changing as a result of the Acquisition. The Directors also noted that BNY would continue to serve as the adviser to the Existing Funds under the Proposed BNY Subadvisory Agreements, and that while the same GW&K portfolio managers would continue to manage the assets of the Existing Funds, when providing services under the Proposed BNY Subadvisory Agreements GW&K would be under the control of new owners.

In considering the Proposed BNY Subadvisory Agreements, the Directors requested and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider (“Data Provider”) and from other sources. The Directors also considered and evaluated materials related to the Existing Funds at regular board meetings held during the past 12 months, and at special meetings of the Directors called for the purpose of considering various proposals to merge or reorganize the Existing Funds.

In addition, the Directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Proposed BNY Subadvisory Agreements and discussed the Proposed BNY Subadvisory Agreements in private sessions with independent counsel, including sessions of the Independent Directors meeting separately. In their determinations relating to approval of the Proposed BNY Subadvisory Agreements, the Directors considered all factors they believed relevant, including the following:

1.	information comparing the performance of each of the Existing Funds to other investment companies with similar investment objectives and to each Existing Funds’ respective unmanaged benchmark index;

2.	the nature, extent and quality of investment services rendered by GW&K;

3.	the impact of the change in ownership of GW&K on the nature, extent, quality and profitability of the services to be provided under the Proposed BNY Subadvisory Agreements with respect to each Existing Fund;

4.	the costs borne by, and profitability of, GW&K in providing services to the Existing Funds;

5.	comparative fee and expense data for each Existing Fund and other comparable investment companies;

6.	whether Existing Fund expenses might be expected to decline as a percentage of net assets as Existing Fund assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

7.	GW&K’s policies and practices regarding allocation of portfolio transactions of the Existing Funds, including the extent to which GW&K benefits from soft dollar arrangements;

8.	other fall-out benefits which GW&K could receive from its relationships with the Existing Funds;

9.	information about fees charged by GW&K to other clients with similar investment objectives;

10.	the professional experience and qualifications of each Existing Funds’ portfolio management team and other senior personnel of the GW&K; and

11.	the terms of the Proposed BNY Subadvisory Agreements.

The Directors also considered the nature and quality of the services provided and to be provided by GW&K based on their experience as Directors. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. The Directors determined that the Proposed BNY Subadvisory Agreement arrangements with regard to the Existing Funds would be fair and reasonable in light of the services to be performed and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by GW&K. The Directors noted that, under the Proposed BNY Subadvisory Agreements, and subject to the supervision of the Directors and BNY, GW&K would manage the investment of the assets of each Existing Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. In considering the nature, extent and quality of services to be provided by GW&K under the Proposed BNY Subadvisory Agreements, the Directors reviewed information relating to GW&K’s (1) expected profitability, (2) operations and personnel, and (3) the investment philosophy, strategies and techniques that GW&K intends to use in managing each Existing Fund. The Directors took particular note of the fact that there would be no change in the portfolio management of each Existing Fund, as the portfolio management team for each Existing Fund would remain unchanged following the approval of the Proposed BNY Subadvisory Agreements. The Directors also evaluated, among other things: (a) the expected services to be provided by GW&K, including GW&K’s operational relationship with BNY; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Directors also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Proposed BNY Subadvisory Agreements. The Directors concluded that the services expected to be provided were appropriate and consistent with the terms of each of the Proposed BNY Subadvisory Agreements.

Costs of Services, Fees and Profitability for GW&K. The Directors reviewed information concerning GW&K’s profitability from providing investment subadvisory services to the Existing Funds. In considering the reasonableness of the fees payable by BNY to GW&K under the Proposed BNY Subadvisory Agreements, the Directors noted that GW&K had been an affiliate of BNY, but would have new owners when providing services under the Proposed BNY Subadvisory Agreements. The Directors noted that the fees payable to GW&K under each Current BNY Subadvisory Agreement are the same as the fees payable under each Proposed BNY Subadvisory Agreement, and that the profitability of the Proposed BNY Subadvisory Agreements was not expected to materially differ from that generated under the Current BNY Subadvisory Agreements. In addition, the Directors noted that the Existing Funds do not pay the subadvisory fees to GW&K. Accordingly, the cost of services to be provided by GW&K and the profitability to GW&K of its relationship with each Existing Fund were not material factors in the Directors’ deliberations. For similar reasons, and also taking into account the relatively small size of the Existing Funds, the Directors concluded that the effect of any economies of scale being realized by GW&K was not a material factor in the Directors’ deliberations.

Fall-Out Benefits. The Directors considered that GW&K benefits from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Existing Funds’ purchases and sales of securities. The Directors noted that they received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services.

Performance. The Directors considered the investment results of each of the Existing Funds as compared to investment companies with similar investment objectives as provided by an independent consultant (“Peer Category”) and as provided by an independent data provider (“Data Provider Category”). The Directors also considered the investment results for each Existing Fund as compared with one or more selected securities indices. In addition to the information received by the Directors for the meeting, the Directors received detailed performance information for each Existing Fund at each regular Board meeting during the year. To the extent applicable, the Directors reviewed information showing performance of each Existing Fund compared to the funds in its Peer Category for the 1- and 3-year periods ended December 31, 2007, to funds in its Data Provider Category over the 1-, 3- and 5-year periods ended December 31, 2007 and compared to an appropriate securities index over comparable periods as well as other information that they deemed relevant.

The Directors noted that the performance of the BNY Hamilton Multi-Cap Equity Fund for the 1- and 3-year periods lagged the median of its Peer Category. The Directors also noted BNY’s statements that the Fund’s performance during the first quarter of 2008 matched its benchmark and placed it in the second quartile of its Data Provider Category for the quarter period ended March 31, 2008. The Directors also noted management’s belief that the Fund’s historic long-term performance was competitive.

The Directors noted that the 1-year performance of the BNY Hamilton Municipal Enhanced Yield Fund significantly lagged that of its Peer Category, while last year the Fund significantly exceeded that of the median of its Peer Category. In this regard, the Directors noted BNY’s statements with respect to GW&K’s approach to managing the Fund as compared to the Fund’s peers, and the fee waivers already in place with respect to the Fund.

After consideration of the foregoing, the Directors reached the following conclusions regarding each Proposed BNY Subadvisory Agreement in addition to the conclusions discussed above: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under the Proposed BNY Subadvisory Agreement; (b) GW&K’s investment strategy is appropriate for pursuing each Existing Fund’s investment objectives; and (c) GW&K is reasonably likely to execute its investment strategy consistently over time.

THE BOARD OF DIRECTORS OF BNY HAMILTON FUNDS RECOMMENDS THAT SHAREHOLDERS OF EACH EXISTING FUND VOTE “FOR” THE APPROVAL OF THE APPLICABLE PROPOSED BNY SUBADVISORY AGREEMENT.

V.	INFORMATION ON VOTING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Directors of the BNY Hamilton Funds to solicit your vote for the Reorganizations and approval of the Proposed BNY Subadvisory Agreements at a meeting of shareholders of Existing Funds, which we refer to as the “Meeting.” The Meeting is scheduled to begin on October 15, 2008 at 11:00 a.m. EDT.

In addition to the solicitation of proxies by mail or expedited delivery service, BNY Hamilton Funds’ Directors, employees and agents of the Existing Funds and their affiliates, and GW&K and its employees may solicit proxies by telephone and through the Internet. In advance of the Meeting, if the Existing Funds have not received a shareholder’s proxy, the shareholder may receive a telephone call from a proxy solicitor to assist shareholders in the voting process. BNY and GW&K have retained Broadridge Financial Solutions, Inc. at 1981 Marcus Avenue, Lake Success, New York, 11042, to assist in the solicitation of proxies, at an estimated cost of $5,000. GW&K will pay the expenses of the Reorganization, including proxy solicitation costs and expenses of any paid solicitor, so that shareholders of the Existing Funds and New Funds will not bear any of these costs associated with the preparation of this Proxy Statement/Prospectus or the solicitation of proxies.

Revocability of Proxies

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Existing Fund. You may also give written notice of revocation in person at the Meeting (however, your presence at the Meeting alone is not sufficient to revoke your proxy). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Voting Procedures

You may vote by completing and signing the enclosed proxy card and mailing it to us in the enclosed prepaid return envelope (if mailed in the United States) or telephone or through the Internet by following the instructions on the enclosed Proxy Card.

Only shareholders of record on August 25, 2008 are entitled to receive notice of and to vote at the Meeting. Notice of any shareholders’ meeting need not be given to any shareholder who signs a written waiver of notice, whether before or after the time of the meeting, which waiver is to be filed with the record of such meeting, or to any shareholder who attends the meeting in person or by proxy. Each shareholder is entitled to one vote for each full share and a fractional vote for each fractional share held by the shareholder as of the close of business on August 25, 2008. The presence in person or by proxy of shareholders of each Existing Fund entitled to cast more than 33 1/3% of the votes eligible to be cast at the Meeting will constitute a quorum with respect to the Reorganization and approval of the Proposed BNY Subadvisory Agreement for that Existing Fund. When a quorum is present, approval of the Reorganization and Proposed BNY Subadvisory Agreement for each Existing Fund will require the favorable vote of a majority of the outstanding shares of common stock of the Existing Fund entitled to vote. If a quorum is not present, the holders of a majority of the stock of each Existing Fund present in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the Meeting, until a quorum is present. The meeting may not be adjourned to a date more than 120 days after the original record date. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted, as well as abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares) will be counted towards establishing a quorum. Approval of the Reorganization and Proposed BNY Subadvisory Agreement will occur only if a sufficient number of votes entitled to be voted at the Meeting are cast FOR that proposal. Abstentions do not constitute a vote “for” and effectively result in a vote “against” the proposals. Broker non-votes do not represent a vote “for” and effectively result in a vote “against” the proposals.

The Board of Directors of BNY Hamilton Funds knows of no matters other than those described in this Proxy Statement/Prospectus that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

As of August 25, 2008, the number of issued and outstanding Class A Shares of the BNY Hamilton Multi-Cap Equity Fund was 3,607,700.431 and the number of issued and outstanding Institutional Shares of the BNY Hamilton Enhanced Yield Fund was 853,620.668. No shares of the New Funds are issued or outstanding as of the date of this Proxy Statement/Prospectus.

Interest of Certain Persons in the Transactions

Existing Funds

To the knowledge of the Existing Funds, the following are the only persons who owned of record five percent or more of the outstanding shares of each Existing Fund, as of August 25, 2008:

Name and Address	Percentage Ownership
BNY Hamilton Multi-Cap Equity Fund – Class A

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	36.82%

Wachovia Bank N.A. 1525 West WT Harris Blvd. CMG-NC1151 Charlotte, NC 28262-1151	22.11%

BNY Hamilton Municipal Enhanced Yield Fund – Institutional Shares

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	29.24%

Wendel & Co. Bank of New York Mutual Funds Reorg Dept P. O. Box 1066 Wall Street Station New York, NY 10268-1066	26.51%

Post & Co. Bank of New York Mutual Funds Reorg Dept P. O. Box 1066 Wall Street Station New York, NY 10268-1066	19.13%

SEI Private Trust Company c/o State Street Bank & Trust One Freedom Valley Drive Attn: Mutual Fund Administrator Oaks, PA 19456	13.88%

Bank of America NA Attn: MFO 5863311 P.O. Box 831575 Dallas, TX 75283	7.82%

To the knowledge of the Existing Funds, no entity or person “controlled” (within the meaning of the 1940 Act) the Existing Funds or owned beneficially, 25% or more of the outstanding shares of any class of the Existing Funds, as of August 25, 2008. An entity or person that “controls” an Existing Fund could have effective voting control over the Existing Fund.

As of August 25, 2008, the Directors and officers of the BNY Hamilton Funds as a group owned less than 1% of the outstanding shares of any Existing Fund.

New Funds

No shares of the New Funds were outstanding as of the date of this Proxy Statement/Prospectus.

It is expected that each of the persons listed above who own five percent or more of the outstanding shares of the Existing Funds will own the same percentage of outstanding shares of the New Funds after the consummation of the Reorganizations, based on such persons’ ownership percentages as of August 25, 2008.

AVAILABLE INFORMATION

The Existing Funds are currently, and the New Funds will be upon completion of their registration (which will occur prior to the closing of the Reorganizations), subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, D.C. 20549 and at certain of the SEC’s regional offices. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [                    ], 2008, by and between BNY Hamilton Funds, Inc., a Maryland corporation (“BNY Hamilton Funds”), on behalf of each of its series identified in Exhibit A hereto as an Existing Fund (each an “Existing Fund” and collectively the “Existing Funds”), Managers AMG Funds, a Massachusetts business trust (“Managers AMG Funds”), on behalf of each of its series identified in Exhibit A hereto as the corresponding New Fund (each a “New Fund” and collectively the “New Funds”), and, with respect to Section 5(a) hereof, Gannett Welsh & Kotler, LLC, a Delaware limited liability company (“GW&K”), and, with respect to Section 10(a) hereof, The Bank of New York Mellon Corporation (“BNY”) (the Agreement and transactions contemplated hereunder for each Existing Fund and its corresponding New Fund, hereinafter called a “Reorganization”). This Agreement shall be treated as if each Reorganization between an Existing Fund and its corresponding New Fund contemplated hereby had been the subject of a separate agreement.

PLAN OF REORGANIZATION

(a)	Each Existing Fund will sell, assign, convey, transfer and deliver to its corresponding New Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, each New Fund shall, on the Exchange Date, assume all of the liabilities of its corresponding Existing Fund existing at the Valuation Time and deliver to Existing Fund a number of full and fractional shares of beneficial interest of the corresponding class of New Fund, as indicated in Exhibit A hereto (the “New Fund Shares”), having an aggregate net asset value equal to the value of the assets of Existing Fund transferred to New Fund on such date less the value of the stated liabilities of Existing Fund assumed by New Fund on such date. It is intended that each Reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b)	Upon consummation of the transactions described in paragraph (a) above, each Existing Fund shall distribute in complete liquidation to its shareholders of record as of the Exchange Date New Fund Shares, each shareholder being entitled to receive that proportion of New Fund Shares that the number of shares of beneficial interest of Existing Fund held by such shareholder bears to the number of shares of Existing Fund outstanding on such date. Certificates representing the New Fund Shares will not be issued.

AGREEMENT

Each Existing Fund and its corresponding New Fund agree as follows:

1. Representations and warranties of each New Fund.

Managers AMG Funds, on behalf of each New Fund represents and warrants to and agrees with New Fund’s corresponding Existing Fund that:

(a)	New Fund is a series of Managers AMG Funds, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power or will have power to own all of its properties and assets and to carry out its obligations under this Agreement. Managers AMG Funds is not required to qualify as a foreign association in any jurisdiction. Each of Managers AMG Funds and New Fund has or will have all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	Managers AMG Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)	Reserved.

(d)	Reserved.

(e)	As New Fund has not commenced operations, there are no material legal, administrative or other proceedings pending or, to the knowledge of Managers AMG Funds or New Fund, threatened against Managers AMG Funds or New Fund.

(f)	New Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

(g)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by New Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h)

As of the effective date of the Registration Statement (as defined in section 2(h)), the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement (as defined in section 2(h)) and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to the Managers AMG Funds or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Existing Fund to the New Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in Managers AMG Funds’ registration statement on Form N-1A.

(j)	New Fund was established by the Trustees of Managers AMG Funds in order to effect the transactions described in this Agreement. It being understood that New Fund was formed solely for the purpose of consummating the Reorganization with its corresponding Existing Fund, New Fund will not hold more than a nominal amount of assets necessary to facilitate its organization or carry on any business activities between the date hereof and the Exchange Date.

(k)	New Fund has no shares of beneficial interest issued and outstanding. The New Fund Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

(l)	As of the Exchange Date, no federal or state tax returns of New Fund will have been required by law to be filed and no federal or state taxes will be due; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	New Fund intends to meet the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year beginning with the commencement of operations, and will continue to meet such requirements at all times through the Exchange Date. Upon filing its first income tax return at the completion of its first taxable year, New Fund will elect to be a “regulated investment company” under section 851 of the Code. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder;

2. Representations and warranties of each Existing Fund.

BNY Hamilton Funds, on behalf of each Existing Fund represents and warrants to and agrees with Existing Fund’s corresponding New Fund that:

(a)	Existing Fund is a series of BNY Hamilton Funds, a corporation duly established and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. BNY Hamilton Funds is not required to qualify as a foreign association in any jurisdiction. Each of BNY Hamilton Funds and Existing Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	BNY Hamilton Funds is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of its shares under the 1933 Act is in full force and effect.

(c)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended December 31, 2007, such statements and schedule having been audited by Tait, Weller & Baker LLP, independent accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Existing Fund for the six months ended June 30, 2008, have been furnished to New Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d)	The prospectus and statement of additional information dated April 25, 2008, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, which will be furnished to New Fund (collectively, the “Existing Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(e)	There are no material legal, administrative or other proceedings pending or, to the knowledge of BNY Hamilton Funds or Existing Fund, threatened against BNY Hamilton Funds or Existing Fund.

(f)	Existing Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2007, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date. Prior to the Exchange Date, Existing Fund will advise New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2007, whether or not incurred in the ordinary course of business.

(g)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h)	The Existing Fund has provided New Fund with written information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Existing Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of Managers AMG Funds on behalf of the New Fund (the “Registration Statement”), in connection with the meeting of the shareholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. All such written information was in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to BNY Hamilton Funds or the Existing Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund to the Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in the Existing Fund Prospectus.

(j)	Reserved.

(k)	All issued and outstanding shares of the Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws, including blue sky laws.

(l)	Existing Fund has filed or will file all federal and state tax returns that are required to be filed by Existing Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Existing Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	Existing Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Exchange Date. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(n)	At both the Valuation Time and the Exchange Date, Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, New Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to New Fund by Existing Fund). As used in this Agreement, the term “Investments” shall mean Existing Fund’s investments and cash holdings shown on the schedule of its investments as of December 31, 2007 referred to in Section 2(c) hereof, as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(o)	No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as previously disclosed to New Fund by Existing Fund.

(p)	At the Exchange Date, Existing Fund will constitute a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act , and will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Existing Fund pursuant to this Agreement, New Fund will also constitute a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act.

3. Reorganization.

(a)	Subject to the requisite approval of the shareholders of each Existing Fund and to the other terms and conditions contained herein, each Existing Fund agrees to sell, assign, convey, transfer and deliver to its corresponding New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date all of the Investments and other properties and assets of Existing Fund, whether contingent or otherwise, in exchange for that number of New Fund Shares provided for in Section 4 and the assumption by New Fund of all of the liabilities of Existing Fund, whether contingent or otherwise, existing at the Valuation Time. Pursuant to this Agreement, each Existing Fund will, as soon as practicable after the Exchange Date, distribute all of the New Fund Shares received by it to the shareholders of Existing Fund, in complete liquidation of Existing Fund.

(b)	Each Existing Fund will pay or cause to be paid to its corresponding New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Existing Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Existing Fund acquired by New Fund.

(c)	The Valuation Time shall be at the close of business of the New York Stock Exchange on November 7, 2008, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

4. Exchange Date; Valuation Time.

On the Exchange Date, each New Fund will deliver to its corresponding Existing Fund the number of full and fractional New Fund Shares having an aggregate net asset value equal to the value of assets of Existing Fund transferred to New Fund on such date less the value of the stated liabilities of Existing Fund assumed by New Fund on that date.

(a)	The net asset value of the New Fund Shares to be delivered to Existing Fund, the value of the assets of the Existing Fund to be transferred to the New Fund and the value of the liabilities of the Existing Fund to be assumed by New Fund shall in each case be determined as of the Valuation Time.

(b)	The net asset value of the New Fund Shares and the value of the assets and stated liabilities of the Existing Fund shall be determined by New Fund, in cooperation with Existing Fund, pursuant to procedures New Fund would use in determining the fair market value of New Fund’s assets and liabilities.

(c)	Reserved.

(d)	Existing Fund shall distribute the New Fund Shares to the shareholders of Existing Fund by furnishing written instructions to New Fund’s transfer agent, which will, as soon as practicable, set up open accounts for each shareholder of Existing Fund in accordance with written instructions furnished by Existing Fund. With respect to any Existing Fund shareholder holding share certificates as of the Exchange Date, New Fund will not permit such shareholder to receive dividends and other distributions on the New Fund Shares (although such dividends and other distributions shall be credited to the account of such shareholder), or pledge such New Fund Shares until such shareholder has surrendered his or her outstanding Existing Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the New Fund Shares as provided in the preceding sentence, New Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Existing Fund. Existing Fund will, at its expense, request the shareholders of Existing Fund to surrender their outstanding Existing Fund share certificates, or post adequate bond, as the case may be.

(e)	New Fund shall assume all liabilities of Existing Fund, whether contingent or otherwise, in connection with the acquisition of assets and subsequent dissolution of Existing Fund or otherwise.

5. Expenses, fees, etc.

(a)	All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each Existing Fund and its corresponding New Fund of the transactions contemplated by this Agreement will be borne by GW&K. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of each New Fund or its corresponding Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

(b)	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange Date.

Delivery of the assets of each Existing Fund to be transferred, assumption of the liabilities of Existing Fund to be assumed and the delivery of the New Fund Shares to be issued shall be made at the offices of Managers Investment Group LLC, 800 Connecticut Avenue, Norwalk, Connecticut, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by New Fund and Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Shareholder approval; dissolution.

(a)	BNY Hamilton Funds, on behalf of each Existing Fund, agrees to solicit the consent of the shareholders of each Existing Fund, as soon as is practicable after the date of filing of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.

(b)	Each Existing Fund agrees that the liquidation and dissolution of Existing Fund will be effected in the manner provided in the Articles of Incorporation of BNY Hamilton Funds in accordance with applicable law and that on and after the Exchange Date, Existing Fund shall not conduct any business except in connection with its liquidation and dissolution, and deregistration of BNY Hamilton Funds, of which each Existing Fund is a series, as an investment company under the 1940 Act.

8. Conditions of each New Fund’s obligations.

The obligations of each New Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Directors of BNY Hamilton Funds (including a majority of those Directors who are not “interested persons” of BNY Hamilton Funds, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Managers AMG Funds (including a majority of those Trustees who are not “interested persons” of Managers AMG Funds, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at least a majority of the outstanding shares of common stock of the Existing Fund entitled to vote.

(b)	The corresponding Existing Fund shall have furnished to New Fund a statement of Existing Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Existing Fund’s behalf by BNY Hamilton Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since December 31, 2007, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c)

That BNY Hamilton Funds, on behalf of the corresponding Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by BNY Hamilton Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of BNY Hamilton Funds and Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that BNY Hamilton Funds and Existing Fund have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	Reserved.

(e)	That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)

That New Fund shall have received in form satisfactory to New Fund and dated the Exchange Date, an opinion of Bell, Boyd & Lloyd LLP (“Bell Boyd”), solely in its capacity as counsel to BNY Hamilton Funds in connection with the matters contemplated by this Agreement with respect to the Existing Funds, which opinion would be based upon certain factual representations, including certificates provided by officers of BNY Hamilton Funds, and subject to certain qualifications, to the effect that (i) BNY Hamilton Funds is a corporation duly established and validly existing under the laws of the State of Maryland, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, and that the corresponding Existing Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by BNY Hamilton Funds, on behalf of the corresponding Existing Fund, and, assuming due authorization, execution and delivery of this Agreement by Managers AMG Funds, on behalf of New Fund, is a valid and binding obligation of Existing Fund, (iii) the corresponding Existing Fund has the corporate power to sell, assign, convey, transfer and deliver the assets contemplated hereby, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate BNY Hamilton Funds’ Articles of Incorporation, as amended, or Bylaws or any provision of any agreement (each such agreement an “Existing Fund Agreement”) to which BNY Hamilton Funds or the corresponding Existing Fund is a party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in BNY Hamilton Funds’ Articles of Incorporation, Bylaws, and the Existing Fund Prospectus, and also with respect to a listing of all Existing Fund Agreements, such counsel may rely upon a certificate of one or more officers of BNY Hamilton Funds whose responsibilities include advising BNY Hamilton Funds and Existing Fund with respect to such matters, and (v) no consent, approval, authorization or order of any Maryland or federal court or governmental authority is required to be made or obtained by BNY Hamilton Funds on behalf of the corresponding Existing Fund, in connection with the execution and delivery of this Agreement by BNY Hamilton Funds on behalf of the corresponding Existing Fund, or the performance of BNY Hamilton Funds on behalf of the corresponding Existing Fund, of its obligations hereunder, except such as have been obtained under the 1933 Act, the

1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) such other matters as New Fund and Bell Boyd may agree are necessary or desirable, such agreement not to be unreasonably withheld. Bell Boyd may rely upon the opinion of Maryland counsel and, for purposes of the opinion in clause (ii) above that this Agreement is a valid and binding obligation of Existing Fund, may assume that the laws of the State of Massachusetts are identical to the laws of the District of Columbia.

(g)	That New Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, while the matter is not free from doubt, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under section 1032 of the Code, no gain or loss will be recognized by New Fund upon receipt of the assets of Existing Fund in exchange for New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund pursuant to this Agreement, (iii) under section 362(b) of the Code, the basis in the hands of New Fund of the assets of Existing Fund transferred to New Fund in the reorganization will be the same as the basis of such assets in the hands of Existing Fund immediately prior to the transfer, (iv) under section 1223(2) of the Code, the holding periods of the assets of Existing Fund in the hands of New Fund will include the periods during which such assets were held by Existing Fund, (v) under section 361 of the Code, no gain or loss will be recognized by Existing Fund upon the transfer of its assets to New Fund in exchange for the New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund, or upon the distribution of the New Fund Shares by Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (vi) under section 354 of the Code, no gain or loss will be recognized by Existing Fund’s shareholders upon the exchange of their shares of Existing Fund for New Fund Shares, (vii) under section 358 of the Code, the aggregate basis of the New Fund Shares an Existing Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of such shareholder’s Existing Fund shares exchanged therefor, (viii) under section 1223(1) of the Code, an Existing Fund shareholder’s holding period for the New Fund Shares will include the period during which such shareholder held the Existing Fund shares exchanged therefor, provided that the shareholder held such Existing Fund shares as capital assets, and (ix) New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of Existing Fund and New Fund, and on customary assumptions, and will state that (a) no opinion is a guarantee that the tax consequences of the Reorganization will be as described above and (b) there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

(h)	That the assets of the corresponding Existing Fund to be acquired by New Fund will include no assets which New Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

(i)	Reserved.

(j)	That New Fund shall have received from the Securities and Exchange Commission (the “Commission”), any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k)	That all proceedings taken by the corresponding Existing Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to New Fund and Ropes & Gray LLP.

(l)	Reserved.

(m)	That the corresponding Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the assets of Existing Fund held by such custodian as of the Valuation Time.

(n)	That the corresponding Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o)	Reserved.

(p)	Reserved.

(q)	That the corresponding Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey all of the assets and other property to New Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(r)

That New Fund shall have received a certificate dated the Exchange Date from the principal executive officers and principal financial officers, or persons performing similar functions, of BNY Hamilton Funds to the effect that such principal executive officers and principal financial officers, or persons performing similar functions, of BNY Hamilton Funds have concluded that, based on their evaluation of the effectiveness of BNY

Hamilton Funds’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by BNY Hamilton Funds on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, and that there have been no changes in BNY Hamilton Funds’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since July 1, 2008 that have materially affected, or are reasonably likely to materially affect, BNY Hamilton Funds’ internal control over financial reporting.

9. Conditions of each Existing Fund’s obligations.

The obligations of each Existing Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Directors of BNY Hamilton Funds (including a majority of those Directors who are not “interested persons” of BNY Hamilton Funds, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Managers AMG Funds (including a majority of those Trustees who are not “interested persons” of Managers AMG Funds, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at least a majority of the outstanding shares of common stock of the Existing Fund entitled to vote.

(b)	Reserved.

(c)	That Managers AMG Funds, on behalf of the corresponding New Fund, shall have executed and delivered to Existing Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which New Fund will assume all of the liabilities of Existing Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d)	That Managers AMG Funds, on behalf of the corresponding New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of New Fund by Managers AMG Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Managers AMG Funds and New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Managers AMG Funds and New Fund have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)	That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)	That Existing Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Existing Fund and dated the Exchange Date, to the effect that (i) Managers AMG Funds is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, and that the corresponding New Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Managers AMG Funds, on behalf of the corresponding New Fund, and, assuming due authorization, execution and delivery of this Agreement by BNY Hamilton Funds, on behalf of Existing Fund, is a valid and binding obligation of New Fund, (iii) the New Fund Shares to be delivered to Existing Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the corresponding New Fund, and no shareholder of New Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Managers AMG Funds’ Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Managers AMG Funds or the corresponding New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Managers AMG Funds’ Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of Managers AMG Funds whose responsibility it is to advise Managers AMG Funds and the corresponding New Fund with respect to such matters, and (v) no consent, approval, authorization or order of any Commonwealth of Massachusetts or federal court or governmental authority is required for the consummation by Managers AMG Funds, on behalf of the corresponding New Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

(g)

That Existing Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, while the matter is not free from doubt, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under section 1032 of the Code, no gain or loss will be recognized by New Fund upon receipt of the assets of Existing Fund in exchange for New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund pursuant to this Agreement, (iii) under section 362(b) of the Code, the basis in the hands of New Fund of the assets of Existing Fund transferred to New Fund in the reorganization will be the same as the basis of such assets in the hands of Existing Fund immediately prior to the transfer, (iv) under section 1223(2) of the Code, the holding periods of the assets of Existing Fund in the hands of New Fund will include the periods during which such assets were held by Existing Fund,

(v) under section 361 of the Code, no gain or loss will be recognized by Existing Fund upon the transfer of its assets to New Fund in exchange for the New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund, or upon the distribution of the New Fund Shares by Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (vi) under section 354 of the Code, no gain or loss will be recognized by Existing Fund’s shareholders upon the exchange of their shares of Existing Fund for New Fund Shares, (vii) under section 358 of the Code, the aggregate basis of the New Fund Shares an Existing Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of such shareholder’s Existing Fund shares exchanged therefor, (viii) under section 1223(1) of the Code, an Existing Fund shareholder’s holding period for the New Fund Shares will include the period during which such shareholder held the Existing Fund shares exchanged therefor, provided that the shareholder held such Existing Fund shares as capital assets, and (ix) New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of Existing Fund and New Fund, and on customary assumptions, and will state that (a) no opinion is a guarantee that the tax consequences of the Reorganization will be as described above and (b) there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

(h)	That all proceedings taken by or on behalf of the corresponding New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Existing Fund and Bell, Boyd & Lloyd LLP.

(i)	Reserved.

(j)	That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Bell, Boyd & Lloyd deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a)

BNY, on behalf of each Existing Fund, will indemnify and hold harmless Managers AMG Funds, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to

BNY Hamilton Funds or Existing Fund contained in the Registration Statement or Prospectus/Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to BNY Hamilton Funds or Existing Fund required to be stated therein or necessary to make the statements relating to BNY Hamilton Funds or Existing Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of BNY. The Indemnified Parties will notify BNY in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). BNY shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if BNY selects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. BNY’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that BNY will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b)

To the extent permitted by the Declaration of Trust for Managers AMG Funds, Managers AMG Funds, on behalf of each New Fund, will indemnify and hold harmless, out of the assets of New Fund but no other assets, BNY Hamilton Funds, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Managers AMG Funds or New Fund contained in the Registration Statement or Prospectus/Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Managers AMG Funds or New Fund required to be stated therein or necessary to make the statements relating to Managers AMG Funds or New Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Managers AMG Funds. The Indemnified Parties will notify Managers AMG Funds in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Managers AMG Funds shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Managers AMG Funds elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Managers AMG Funds’ obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Managers AMG Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No broker or finder.

Each of Existing Fund and its corresponding New Fund represents that there is no person who has dealt with it, or BNY Hamilton Funds or Managers AMG Funds, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

Each Existing Fund and its corresponding New Fund may, by mutual consent of the directors of BNY Hamilton Funds and the trustees of Managers AMG Funds on behalf of Existing Fund and New Fund, respectively, terminate this Agreement. Each Existing Fund or its corresponding New Fund, after consultation with counsel and by consent of its directors/trustees or an officer authorized by such directors/trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by March 30, 2009, this Agreement shall automatically terminate on that date unless a later date is agreed to by each Existing Fund and its corresponding New Fund.

13.	Rule 145.

Pursuant to Rule 145 under the 1933 Act, each New Fund will, in connection with the issuance of any New Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), issue stop transfer instructions to New Fund’s transfer agent with respect to such shares. Each Existing Fund will provide its corresponding New Fund on the Exchange Date with the name of any Existing Fund shareholder who is to the knowledge of Existing Fund an affiliate of Existing Fund on such date.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust.

A copy of the Agreement and Declaration of Trust of Managers AMG Funds is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by or on behalf of the Trustees of Managers AMG Funds as Trustees and not individually, and that the obligations of this instrument are not binding upon any of the Trustees or officers of Managers AMG Funds or shareholders of a New Fund individually, but are binding only upon the assets and property of New Fund.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

BNY Hamilton Funds, Inc., on behalf of its series
BNY Hamilton Multi-Cap Equity Fund and
BNY Hamilton Municipal Enhanced Yield Fund

By:
Title:

Managers AMG Funds, on behalf of its series GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund

By:
Title:

The Bank of New York Mellon Corporation

By:
Title:

Gannett Welsh & Kotler, LLC

By:
Title:

Exhibit A

Existing Fund (Share Class)	Corresponding New Fund (Share Class)
BNY Hamilton Multi-Cap Equity Fund (Class A)	GW&K Multi-Cap Equity Fund (Class A)

BNY Hamilton Municipal Enhanced Yield Fund (Institutional Class)	GW&K Municipal Enhanced Yield Fund (Institutional Class)

APPENDIX B

COMPARISON OF INVESTMENT RESTRICTIONS

Comparative Information on Fundamental Investment Restrictions of Existing Funds and New Funds

Subject Matter of Restriction	Existing Funds	New Funds
Borrowing and Senior Securities

The Existing Funds may not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund’s total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted pursuant to the following paragraph, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed one-third of the value of the Fund’s net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements for the BNY Hamilton Municipal Enhanced Yield Fund) exceed 5% of the Fund’s total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund’s hedging activities are not deemed to be a pledge of assets.

The Existing Funds may not issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to the previous paragraph and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund’s arrangements in connection with its hedging activities as described in its statement of additional information shall not be considered senior securities for purposes hereof.

The New Funds may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, or through an interfund lending program with other series of trusts managed by Managers, (ii) up to an additional 5% of the Fund’s total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each New Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this restriction, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each New Fund’s investment policies.

The New Funds may not issue senior securities. For purposes of this restriction, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each New Fund’s investment policies.

B-1

Subject Matter of Restriction	Existing Funds	New Funds
Lending	The Existing Funds may not make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with a Fund’s investment objectives and policies.	The New Funds may not make loans, except that each New Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by Managers; provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets.

Diversification

The Existing Funds may not purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to permitted investments of up to 25% of a Fund’s total assets or to issues of, or, for the BNY Hamilton Municipal Enhanced Yield Fund, securities issued or guaranteed by, the United States Government, its agencies or instrumentalities. For the BNY Hamilton Municipal Enhanced Yield Fund, each state and political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer; and if the security is guaranteed by another entity, the guarantor will be deemed to be the issuer.

The BNY Hamilton Multi-Cap Equity Fund may not purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer.

Each New Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

B-2

Subject Matter of Restriction	Existing Funds	New Funds
Industry Concentration	The Existing Funds may not purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the Fund’s investments in such industry would exceed 25% of the value of the Fund’s total assets. In the case of the BNY Hamilton Multi-Cap Equity Fund, for purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities. In the case of the BNY Hamilton Municipal Enhanced Yield Fund, the Fund may invest more than 25% of its assets in securities issued or guaranteed by the United States Government and its authorities, agencies, instrumentalities and political subdivisions.	Each New Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). For purposes of this restriction, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International.

Margin Transactions and Short Sales	The Existing Funds may not purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the Fund’s hedging activities, unless, in the case of the BNY Hamilton Municipal Enhanced Yield Fund, at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable for either Existing Fund to the purchase or sale of when-issued or delayed delivery securities.	N/A

Commodities & Commodity Contracts and Options	The Existing Funds may not purchase or sell puts, calls, straddles, spreads or any combination thereof except, in the case of the BNY Hamilton Municipal Enhanced Yield Fund, to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased; commodities or commodity contracts, except for a Fund’s interests in derivative instruments as described in the Fund’s statement of additional information.	The New Funds may not purchase or sell commodities or commodity contracts, except that a New Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

Real Estate

The Existing Funds may not purchase or sell real estate. However, the BNY Hamilton Multi-Cap Equity Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts; and the BNY Municipal Enhanced Yield Fund may purchase municipal bonds, notes or commercial paper secured by interest in real estate.

The New Funds may not purchase or sell real estate, except that each New Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

B-3

Subject Matter of Restriction	Existing Funds	New Funds
Underwriting	The Existing Funds may not act as an underwriter of securities.	The New Funds may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended.

Illiquid Securities

The Existing Funds may not acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid.

N/A

Natural Resources	The Existing Funds may not purchase or sell interests in oil, gas or mineral exploration or development programs.	N/A

Industrial Revenue Bonds	The BNY Hamilton Municipal Enhanced Yield Fund may not purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the Fund’s total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors).	N/A

Fixed Time Deposits	The Existing Funds may not invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the BNY Hamilton Multi-Cap Equity Fund’s or 5% of the BNY Hamilton Municipal Enhanced Yield Fund’s total assets would be invested in such deposits.	N/A

Other Investment Companies	The Existing Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder.	N/A

Investment Policy for Municipal Enhanced Yield Fund	The BNY Hamilton Municipal Enhanced Yield Fund may not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax.	The GW&K Municipal Enhanced Yield Fund may not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax.

The investment objective for each of the BNY Hamilton Municipal Enhanced Yield Fund and GW&K Municipal Enhanced Yield Fund is also a fundamental policy and may not be changed without shareholder approval.

If any percentage restriction described above for a New Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the New Fund’s assets will not constitute a violation of the restriction.

B-4

APPENDIX C

INFORMATION APPLICABLE TO THE NEW FUNDS

SHAREHOLDER GUIDE

Your Account with the New Funds

You may invest in the New Funds by purchasing Class A shares of the GW&K Multi-Cap Equity Fund and by purchasing Institutional Class Shares of the GW&K Municipal Enhanced Yield Fund, as described below. Although it is expected that the GW&K Multi-Cap Equity Fund will establish Institutional Class shares upon its inception, such Institutional Class shares will not initially be offered to shareholders.

Each New Fund and Class of shares is subject to a minimum (and possible maximum) initial investment amount, as described below. Class A shares of the GW&K Multi-Cap Equity Fund are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which will result in lower total returns than if a plan of distribution was not in place.

Your purchase or redemption of New Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the Net Asset Value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to a Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Fair Value Policy

Each New Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of Managers AMG Funds (the “Trust”). Under certain circumstances, a New Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each New Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before a Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when a Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a New Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

The New Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

Class A Sales Charges – Applicable to the GW&K Multi-Cap Equity Fund only

The offering price of Class A shares equals the GW&K Multi-Cap Equity Fund’s current share price, or NAV, plus an initial sales charge that varies according to the total amount you invest, as shown below. In addition, for purchases of load eligible Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase, as described below. You also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See below for more information.

Sales Charge Reductions and Waivers

To determine the initial sales charge for Class A shares, we add the current NAV of any existing investments in the Managers Family of Funds to the amount of your investment, which could mean a lower sales charge. You may also be eligible for a reduced sales charge if you do the following:

•

You may add Managers funds held by other fiduciaries on your behalf. To obtain this benefit, you must tell us when you buy Class A shares about your ownership of these other funds and ask us to calculate your sales charge accordingly. You must also inform your broker-dealer or other financial intermediary of any other investments you own in the Managers Family of Funds.

•

You may submit a Letter of Intent to buy more shares. If you agree to invest a definite amount in Class A shares of the Fund over the 13 months following your first purchase, we calculate the initial sales charge as if you are purchasing all the shares at one time. You could lower the sales charge still further if you include investments in other funds in the Managers Family of Funds in your Letter of Intent.

•	We may waive the initial sales charge in our discretion or for investments by certain eligible investors, including:

Omnibus accounts established in conjunction with certain tax-qualified employee benefit plans;

Accounts established by financial intermediaries that have selling agreements with the Fund’s distributor, Managers Distributors, Inc. (the “Distributor”), or have services agreements with the Investment Manager;

Current or retired officers and trustees of the Managers AMG Funds and other funds of the Managers Family of Funds, as well as their family members;

Current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-law, sister/brother-in- laws, daughter/son-in-laws, nieces, nephews, and domestic partners), and a trust or plan established primarily for the benefit of any of these individuals;

Certain charitable or governmental organizations, investment advisors making purchases for their own accounts or the accounts of advisory clients, bank trust departments or trust companies making purchases on behalf of trust or fiduciary accounts;

Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

For more information on sales charge reductions and waivers, consult your registered financial professional, the New Funds’ Web site at www.managersinvest.com, or the Statement of Additional Information relating to this Proxy Statement/Prospectus.

Calculating the Class A Sales Charge

If the amount of your purchase is...	Your initial sales charge as a % of the offering price is:	Your initial sales charge as a % of the net amount you invested is:	The one-time dealer allowance as a % of the share price is:
Less than $25,000	5.25%	5.54%	4.73%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.05%
$100,000 to $249,999	3.50%	3.63%	3.15%
$250,000 to $499,999	2.75%	2.83%	2.48%
$500,000 to $999,999	2.00%	2.04%	1.80%
$1,000,000 or more	None *	None *	None *

*	If you acquire or hold $1 million or more of Class A shares of the GW&K Multi-Cap Equity Fund or across the Managers Family of Funds, either as a lump sum or through the rights of accumulation or letter of intent programs, you can buy Class A shares without an initial sales charge. Unless you exchange Class A shares for Class A shares of another fund, there is a 1.00% contingent deferred sales charge (“CDSC”) on any such shares not subject to an initial sales charge that you redeem or exchange within 18 months of purchase. The Distributor may make a payment to financial intermediaries with respect to such shares not subject to an initial sales charge. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. Please see “CDSC Reductions and Waivers” for additional information regarding contingent deferred sales charges.

CDSC Reductions and Waivers for Class A Shares of the GW&K Multi-Cap Equity Fund

For certain large purchases of Class A shares, you will be charged a CDSC on shares you sell or exchange for shares of a fund that do not have a sales charge.

To minimize the CDSC you pay:

•	The GW&K Multi-Cap Equity Fund assumes that shares acquired through reinvested dividends and capital gains distributions (which are not subject to a CDSC) are sold first.

•	Shares that have been in your account long enough so they are not subject to a CDSC are sold next.

•	After these shares are exhausted, the GW&K Multi-Cap Equity Fund sells shares in the order in which they were purchased, from oldest to newest.

The amount of any CDSC that you pay is based on the shares’ original purchase price or current NAV, whichever is less.

The Fund or the Distributor may, in its discretion, waive the CDSC any time, including when the following circumstances occur:

•	Certain benefit payments and mandatory withdrawals under retirement plans;

•	Death or disability of the shareholder; and

•	Payments under a qualifying automatic redemption plan.

You do not pay a CDSC when you exchange shares of the GW&K Multi-Cap Equity Fund to buy the same class of shares of any other fund in the Managers Family of Funds. If you sell the shares that you acquired by exchanging shares of the GW&K Multi-Cap Equity Fund, the Fund calculates the CDSC as if you held the shares from the date you originally purchased the shares you exchanged.

Consult your registered financial professional or the Statement of Additional Information relating to this Proxy Statement/Prospectus for more information about CDSC waivers.

Institutional Class Shares

Institutional Shares have no up-front sales charges or CDSC. Your entire amount invested purchases GW&K Municipal Enhanced Yield Fund shares at the Fund’s NAV. The Institutional Shares also do not pay annual 12b-1 distribution or shareholder service fees.

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the New Funds, the policies, fees, and minimum investment amounts may differ from those described in this Shareholder Guide. Each New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the Investment Manager and/or the Subadvisor may pay fees (out of their own funds and not as an expense of a New Fund) to these firms in return for shareholder servicing provided by these programs.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of a New Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of New Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a New Fund’s shares.

Distribution and Service (12b-1) Fees (Applicable to the GW&K Multi-Cap Equity Fund only)

The GW&K Multi-Cap Equity Fund has adopted a Distribution and Service Plan (12b-1 Plan) for Class A shares that allows the Fund to pay fees for selling and distributing its shares and for providing service to shareholders. The 12b-1 fees are paid to the Distributor to cover the Fund’s sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the Fund’s net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.

Class A Shares

•	The selling broker-dealer may retain the portion of the front-end sales charge you pay on these shares, identified as the dealer allowance in the comparison chart above.

•	Fees paid to the Distributor may not exceed 0.25% annually of the Class A average daily NAV.

Transaction Policies for the New Funds

Opening an Account with the New Funds

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the New Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

Buying and Selling Shares of the New Funds

You may buy shares of the New Funds once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell New Fund shares, the price is the NAV per share, plus or minus (in the case of the GW&K Multi-Cap Equity Fund) any applicable sales charges described above, that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

Processing Orders

If you sell shares in the New Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

How to Buy or Sell New Fund Shares

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,†...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PNC Global Investment Servicing (U.S.) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•        Name of the Fund

•        Dollar amount or number of shares you wish to sell

•        Your name

•        Your account number

•        Signatures of all account owners

Mail your letter to:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Class A shares and $250,000 for Institutional Shares)

Over the Internet	Not Available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Call us at 800.548.4539 for instructions

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA#031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name

(Your bank may charge you a fee for this service; call us at 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you are placing your order.

†

Redemptions of $50,000 and over for Class A shares of the GW&K Multi-Cap Equity Fund and $250,000 or more for Institutional Shares of the GW&K Municipal Enhanced Yield Fund require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions below $50,000 for Class A shares and below $250,000 for Institutional Shares.

Investment Minimums

Your cash investments in the New Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Fund – Share Class	Initial Investment		Additional Investments
GW&K Multi-Cap Equity Fund – Class A: • Regular Accounts • Individual Retirement Accounts	$ $	2,000 1,000	$ $	100 100
GW&K Municipal Enhanced Yield Fund – Institutional Shares: • Regular Accounts • Individual Retirement Accounts	$ $	2,500,000 50,000	$ $	1,000 1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-laws, sisters/brothers-in-laws, daughters/sons-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a New Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

Signature Guarantee

If you are selling $50,000 or more worth of Class A shares of the GW&K Multi-Cap Equity Fund or $250,000 or more of Institutional Shares of the GW&K Municipal Enhanced Yield Fund, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

Unauthorized Transactions

The New Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the New Funds at 800.548.4539 for instructions.

Limitations on the New Funds

Each of the New Funds may restrict or limit certain transactions, including but not limited to the following examples:

•

Redeem your account if its value falls below $500 with respect to Class A shares of the GW&K Multi-Cap Equity Fund, or falls below $50,000 with respect to Institutional Shares of the GW&K Municipal Enhanced Yield Fund, due to redemptions you make, but not until after the Funds give you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Funds determine that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

Frequent Trading Policies

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the New Funds, commonly referred to as “market timing.” These activities may disrupt management of a Fund’s portfolio, increase a Fund’s expenses, and have a negative impact on a Fund’s performance.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of New Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the New Funds’ Transfer Agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The New Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the New Funds and their shareholders. Transactions accepted by a financial intermediary that violate the New Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the New Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the New Funds strive to apply these policies and procedures uniformly to all accounts, the New Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the New Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the New Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

Investor Services

Automatic Investments

You may arrange to make automatic deductions at regular intervals from a designated bank account.

Automatic Reinvestment Plan

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the New Funds.

Automatic Redemptions

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the New Funds will complete the redemption on the next business day.

Retirement Plans

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

Exchange Privileges

To enhance your investment flexibility, we allow you to exchange your shares of a New Fund for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	If you exchange Class A shares of the GW&K Multi-Cap Equity Fund, you will not be charged an initial sales charge on the shares that you are exchanging them for.

•

Except for a CDSC that may be applicable to your exchange of Class A shares of the GW&K Multi-Cap Equity Fund, there is no fee associated with the exchange privilege; however, your exchange may result in tax consequences.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

•

If you sell Class A shares of the GW&K Multi-Cap Equity Fund you acquired through an exchange following a purchase of $1 million or more, we determine if a CDSC is applicable by referring to the date you originally purchased the shares that you exchanged to determine if you have held the shares for at least 18 months.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. When you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The New Funds may discontinue, alter, or limit the exchange privileges at any time.

Account Statements

The New Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

Dividends and Distributions

The GW&K Multi-Cap Equity Fund normally declares and pays income dividends and net capital gain distributions, if any, annually in December. The GW&K Municipal Enhanced Yield Fund normally declares and pays any income dividends monthly and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the New Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the New Funds written notice at least 10 days before the scheduled payment date.

Changes to Your Account

The New Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

Federal Income Tax Information

The following tax information is general and describes certain U.S. federal income tax consequences of an investment in the New Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this prospectus. The New Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in a New Fund based on your particular circumstances.

Taxability of Dividends and Distributions

Distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a New Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that a New Fund owns or is considered to have owned for more than one year and that are properly designated by the New Fund as capital gain distributions are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that a New Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the applicable New Fund meet certain holding period and other requirements. The GW&K Municipal Enhanced Yield Fund does not expect a significant amount of distributions to be derived from qualified dividend income.

Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a New Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a New Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the New Fund) from such a plan.

The GW&K Municipal Enhanced Yield Fund will generally be eligible to designate certain distributions as exempt-interest dividends. Properly designated exempt-interest dividends are exempt from federal income tax, but may be subject to state and local tax. In addition, an investment in the GW&K Municipal Enhanced Yield Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. The GW&K Municipal Enhanced Yield Fund anticipates that up to 50% of its assets could be invested in securities subject to the alternative minimum tax. If you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, the receipt of an exempt-interest dividend may have on the federal taxation of your benefits. Special rules apply to the receipt of exempt-interest dividends under state tax laws.

Taxability of Transactions

Any gain or loss that results from the sale, exchange, or redemption of your shares will be treated generally as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares. An exchange of a New Fund’s shares for shares of another fund will be treated as a sale of the New Fund’s shares and any gain on the transaction may be subject to federal income tax.

Other Tax Matters

Certain of a New Fund’s investments, including certain debt instruments, derivatives, options, futures, forwards, and swaps, could affect the amount, timing and character of distributions you receive and could cause the New Fund to recognize taxable income in excess of the cash generated by such investments (which may require the New Fund to liquidate other investments in order to make required distributions).

The GW&K Multi-Cap Equity Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the GW&K Multi-Cap Equity Fund. In addition, the GW&K Multi-Cap Equity Fund’s investment in foreign securities or foreign currencies, if any, may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Tax Withholding

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the New Funds must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

APPENDIX D

FORMS OF PROPOSED BNY SUBADVISORY AGREEMENTS

A. BNY Hamilton Multi-Cap Equity Fund

SUBADVISORY AGREEMENT

AGREEMENT made this              day of                                 , 2008 by and between The Bank of New York, a New York bank (the “Adviser”), and Gannett Welsh & Kotler LLC, a limited liability company organized under the laws of Delaware (the “Subadviser”).

1. Duties of Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser to BNY Hamilton Multi-Cap Equity Fund (the “Series”), a series of BNY Hamilton Funds, Inc., a Maryland corporation (the “Corporation”), for the period and on such terms as are set forth in this Agreement. The Adviser employs the Subadviser to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the securities to be purchased or sold and the portion of the Series’ assets to be held uninvested, to provide the Adviser and the Corporation with records concerning the Subadviser’s activities which the Corporation is required to maintain, and to render regular reports to the Adviser, the Corporation’s officers and Board of Directors concerning the Subadviser’s discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the officers and the Board of Directors of the Corporation, and in compliance with the objectives, policies and limitations set forth in the Corporation’s Registration Statement (Nos. 811-6654; 33-47703), including the Series’ prospectus and statement of additional information, applicable laws and regulations. In carrying out its responsibilities hereunder, the Subadviser will consult with the Adviser on a continuous basis regarding the management of the Series. The Subadviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided therein.

2. Portfolio Transactions. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. It is also understood that it is desirable for the Series that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Series with such brokers, subject to review by the Directors of the Corporation from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients. The Subadviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other customers aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Subadviser will promptly communicate to the Adviser and the officers and Directors of the Corporation such information relating to Series transactions as they may reasonably request.

3. Compensation of the Subadviser. For the services to be rendered by the Subadviser as provided in Section 1 of this Agreement, the Adviser shall pay to the Subadviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of .75% of the Series’ average daily net assets. Neither the Corporation nor the Series shall be responsible for any portion of the compensation payable to the Subadviser hereunder.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the month as a percentage of the total number of days in such month.

4. Reports. The Adviser agrees to furnish to the Subadviser current prospectuses, proxy statements, reports to shareholders, financial statements and such other information relating to the Series as the Subadviser may reasonably request. The Subadviser agree to furnish to the Adviser and to the Corporation such information concerning its own affairs as the Adviser or the Corporation may reasonably request, including copies of its Form ADV and any other filings of the Subadviser with the U.S. Securities and Exchange Commission and certified copies of its financial statements.

5. Status of Subadviser. The services of the Subadviser to the Adviser and the Series are not be deemed exclusive, and the Subadviser shall be free to render similar services to others.

6. Liability of Subadviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Subadviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Subadviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty by the Subadviser with respect to the receipt of compensation for its services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 (the “1940 Act”), the Subadviser shall not be subject to any liability whatsoever to the Adviser or the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

7. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of the Corporation and applicable law and regulation, Directors, officers, agents and shareholders of the Corporation and/or the Adviser are or may be interested in the Subadviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Subadviser are or may be interested in the Corporation and/or the Adviser as Directors, officers, shareholders or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation and/or the Adviser as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Articles of Incorporation and the provisions of the 1940 Act.

8. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until             , 200     and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the Adviser and (b) (1) by the vote of a majority of those members of the Board of Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Series. This Agreement may be terminated by the Adviser or by the Series at any time, without the payment of any penalty (in the case of termination by the Series, by vote of a majority of the entire Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Series), on 60 days’ written notice to the Subadviser and, in the case of termination by the Adviser, to the Corporation.

This Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Adviser and the Series. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee.

As used in this Section 9, the terms “assignment”, “interested persons”, and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

9. Amendment of Agreement. This Agreement may be amended by mutual consent of the parties, but the consent of the Corporation must also be obtained, which consent must be approved (a) by vote of majority of those members of the Board of Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Series.

10. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

THE BANK OF NEW YORK	GANNETT WELSH & KOTLER, LLC

By	By
Name:	Name:
Title:	Title:

B. BNY Hamilton Municipal Enhanced Yield Fund

SUBADVISORY AGREEMENT

AGREEMENT made this              day of                                 , 2008 by and between The Bank of New York, a New York bank (the “Adviser”), and Gannett Welsh & Kotler LLC, a limited liability company organized under the laws of Delaware (the “Subadviser”).

1. Duties of Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser to BNY Hamilton Municipal Enhanced Yield Fund (the “Series”), a series of BNY Hamilton Funds, Inc., a Maryland corporation (the “Corporation”), for the period and on such terms as are set forth in this Agreement. The Adviser employs the Subadviser to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the securities to be purchased or sold and the portion of the Series’ assets to be held uninvested, to provide the Adviser and the Corporation with records concerning the Subadviser’s activities which the Corporation is required to maintain, and to render regular reports to the Adviser, the Corporation’s officers and Board of Directors concerning the Subadviser’s discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the officers and the Board of Directors of the Corporation, and in compliance with the objectives, policies and limitations set forth in the Corporation’s Registration Statement (Nos. 811-6654; 33-47703), including the Series’ prospectus and statement of additional information, applicable laws and regulations. In carrying out its responsibilities hereunder, the Subadviser will consult with the Adviser on a continuous basis regarding the management of the Series. The Subadviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided therein.

2. Portfolio Transactions. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Unless and until otherwise directed by the Board of Directors of the Corporation, the Subadviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Corporation. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Subadviser will promptly communicate to the officers and Directors of the Corporation such information relating to Series transactions as they may reasonably request.

3. Compensation of the Subadviser. For the services to be rendered by the Subadviser as provided in Section 1 of this Agreement, the Corporation shall pay to the Subadviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of 0.50% of the Series’ average daily net assets.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the month as a percentage of the total number of days in such month.

4. Reports. The Series, Adviser, and Subadviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

5. Status of Subadviser. The services of the Subadviser to the Series are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

6. Liability of Subadviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Subadviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Subadviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 (“1940 Act”), the Subadviser shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

7. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of the Corporation and applicable law and regulation, Directors, officers, agents and shareholders of the Corporation are or may be interested in the Subadviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Subadviser are or may be interested in the Corporation as Directors, officers, shareholders or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Articles of Incorporation and the provisions of the 1940 Act.

8. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of             , 200     or the date of the first annual or special meeting of the shareholders of the Series, and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Series. This Agreement may be terminated by the Adviser or Series at any time, without the payment of any penalty, (in the case of termination by the Series, by vote of a majority of the entire Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Series), on 60 days’ written notice to the Subadviser, and, in the case of termination by the Adviser, to the Corporation. This Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Adviser and the Series. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee.

As used in this Section 9, the terms “assignment”, “interested persons”, and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

9. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Series must be approved (a) by vote of majority of those members of the Board of Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Series.

10. Use of Name. The Series agrees that if this Agreement is terminated and the Adviser shall no longer be the adviser to the Series, the Series will, within a reasonable period of time, change its name to delete reference to “BNY Hamilton”.

11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

THE BANK OF NEW YORK	GANNETT WELSH & KOTLER, LLC

By	By
Name:	Name:
Title:	Title:

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

1. TELEPHONE: Call toll-free 1-888-221-0697 and follow the simple instructions.
2. INTERNET: Go to www.proxyweb.com and follow the on-line directions.
3. MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.
If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

BNY HAMILTON FUNDS, INC.

SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR OCTOBER 15, 2008

By my signature below, I appoint Joseph Murphy and Guy Nordahl, so long as they remain officers of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”) in good standing, and either one of them, as my proxies and attorneys, with power of substitution, to vote, acting alone or together, all shares of the BNY Hamilton Multi-Cap Equity Fund and/or the BNY Hamilton Municipal Enhanced Yield Fund (each a “Fund,” and collectively the “Funds”) that I am entitled to vote at the special meeting of shareholders of the Funds (the “Meeting”) to be held at 200 Park Avenue, 8th Floor, New York, New York, on October 15, 2008, at 11:00 a.m. (Eastern Time), and at any adjournments of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm that all the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of special meeting of shareholders and the proxy statement/prospectus, dated September 2, 2008.

These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” each proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposals. The proxies will vote on any other matter that may arise at the Meeting in accordance with their best judgment.

ä

Dated:

Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

Signature(s)	(Sign in the Box)
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

BNY -DC-08

ä	ä

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

ä	Please fill in box as shown using black or blue ink or number 2 pencil.	ä
PLEASE DO NOT USE FINE POINT PENS.

This Proxy is solicited by the Board of Directors of BNY Hamilton Funds. The Board of Directors of BNY Hamilton Funds recommends that you vote “FOR” each proposal below.

		FOR	AGAINST	ABSTAIN

1.	A proposal to approve the reorganization of the BNY Hamilton Municipal Enhanced Yield Fund into the GW&K Municipal Enhanced Yield Fund in exchange for shares of the GW&K Municipal Enhanced Yield Fund. (To be voted on by shareholders of the BNY Hamilton Municipal Enhanced Yield Fund only)	0	0	0

2.	A proposal to approve a subadvisory agreement between The Bank of New York Mellon Corporation and Gannett Welch & Kotler, LLC for the BNY Hamilton Municipal Enhanced Yield Fund. (To be voted on by the shareholders of the BNY Hamilton Municipal Enhanced Yield Fund only)	0	0	0

3.	Any other business that properly comes before the Meeting.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER

OF SHARES THAT YOU ARE ENTITLED TO VOTE.

BNY1-DC-08

ä	ä

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

ä	Please fill in box as shown using black or blue ink or number 2 pencil.	ä
PLEASE DO NOT USE FINE POINT PENS.

This Proxy is solicited by the Board of Directors of BNY Hamilton Funds. The Board of Directors of BNY Hamilton Funds recommends that you vote “FOR” each proposal below.

		FOR	AGAINST	ABSTAIN

1.	A proposal to approve the reorganization of the BNY Hamilton Multi-Cap Equity Fund into the GW&K Multi-Cap Equity Fund in exchange for shares of the GW&K Multi-Cap Equity Fund. (To be voted on by the shareholders of the BNY Hamilton Multi-Cap Equity Fund only)	0	0	0

2.	A proposal to approve a subadvisory agreement between The Bank of New York Mellon Corporation and Gannett Welsh & Kotler, LLC for the BNY Hamilton Multi-Cap Equity Fund. (To be voted on by the shareholders of the BNY Hamilton Multi-Cap Equity Fund only)	0	0	0

3.	Any other business that properly comes before the Meeting.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER

OF SHARES THAT YOU ARE ENTITLED TO VOTE.

BNY2-DC-08

ä	ä

    PROXY TABULATOR

            P.O. BOX 9112

FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

1. TELEPHONE: Call toll-free 1-888-221-0697 and follow the simple instructions.
2. INTERNET: Go to www.proxyweb.com and follow the on-line directions.
3. MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.
If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

BNY HAMILTON FUNDS, INC.

SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR OCTOBER 15, 2008

By my signature below, I appoint Joseph Murphy and Guy Nordahl, so long as they remain officers of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”) in good standing, and either one of them, as my proxies and attorneys, with power of substitution, to vote, acting alone or together, all shares of the BNY Hamilton Multi-Cap Equity Fund and/or the BNY Hamilton Municipal Enhanced Yield Fund (each a “Fund,” and collectively the “Funds”) that I am entitled to vote at the special meeting of shareholders of the Funds (the “Meeting”) to be held at 200 Park Avenue, 8th Floor, New York, New York, on October 15, 2008, at 11:00 a.m. (Eastern Time), and at any adjournments of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm that all the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of special meeting of shareholders and the proxy statement/prospectus, dated September 2, 2008.

These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” each proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposals. The proxies will vote on any other matter that may arise at the Meeting in accordance with their best judgment.

ä

Dated:

Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

Signature(s)	(Sign in the Box)
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

WYS -DC-08

ä	ä

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

ä	Please fill in box as shown using black or blue ink or number 2 pencil.	ä
PLEASE DO NOT USE FINE POINT PENS.

This Proxy is solicited by the Board of Directors of BNY Hamilton Funds. The Board of Directors of BNY Hamilton Funds recommends that you vote “FOR” each proposal below.

		FOR	AGAINST	ABSTAIN

1.	A proposal to approve the reorganization of the BNY Hamilton Multi-Cap Equity Fund into the GW&K Multi-Cap Equity Fund in exchange for shares of the GW&K Multi-Cap Equity Fund. (To be voted on by the shareholders of the BNY Hamilton Multi-Cap Equity Fund only)	0	0	0

2	A proposal to approve a subadvisory agreement between The Bank of New York Mellon Corporation and Gannett Welsh & Kotler, LLC for the BNY Hamilton Multi-Cap Equity Fund. (To be voted on by the shareholders of the BNY Hamilton Multi-Cap Equity Fund only)	0	0	0

3.	Any other business that properly comes before the Meeting.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER

OF SHARES THAT YOU ARE ENTITLED TO VOTE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

BNY2-DC-08

ä	ä

PART B

STATEMENT OF ADDITIONAL INFORMATION

GW&K Multi-Cap Equity Fund

Class A

GW&K Municipal Enhanced Yield Fund

Institutional Class

Each a series of

Managers AMG Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Proxy Statement/Prospectus dated September 2, 2008, relating to the proposed reorganizations of BNY Hamilton Multi-Cap Equity Fund and BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds, Inc. (each an “Existing Fund,” and collectively the “Existing Funds”), into, respectively, GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund, each a series of Managers AMG Funds (each a “New Fund,” and collectively the “New Funds”). A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting BNY Hamilton Distributors, LLC (“BNY Distributors”) at 3435 Stelzer Road, Columbus, OH 43219, Attn: BNY Hamilton Funds, Inc. or by telephoning BNY Distributors toll free at 1-800-426-9363.

The date of this Statement of Additional Information is September 2, 2008.

STATEMENT OF ADDITIONAL INFORMATION

INTRODUCTION

This Statement of Additional Information (“SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated September 2, 2008 (the “Proxy Statement/Prospectus”) relating to the proposed reorganizations (the “Reorganizations”) of BNY Hamilton Multi-Cap Equity Fund and BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds, Inc. (each an “Existing Fund,” and collectively the “Existing Funds”), into, respectively, GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund, each a series of Managers AMG Funds (each a “New Fund,” and collectively the “New Funds”). The Proxy Statement/Prospectus has been sent to the shareholders of the Existing Funds, each of which is a series of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”) in connection with the solicitation of proxies to be voted at the meeting of shareholders of the Existing Funds to be held on October 15, 2008.

EXHIBITS

The following documents are exhibits to this SAI:

Exhibit A:	Statement of Additional Information, dated April 25, 2008, of BNY Hamilton Funds (the “Existing Funds’ SAI”).

Exhibit B:	Annual Reports of the Existing Funds for the period ended December 31, 2007, which includes audited financial statements as of December 31, 2007 (the “Existing Funds’ Annual Reports”).

Exhibit C:	Semi-Annual Reports of the Existing Funds for the period ended June 30, 2008, which includes unaudited financial statements for the six months ended June 30, 2008 (the “Existing Funds’ Semi-Annual Reports”).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not included because the Existing Funds, each a series of BNY Hamilton Funds, are being combined with the New Funds, each a series of Managers AMG Funds, which are newly created funds that do not have any assets or liabilities.

INCORPORATION BY REFERENCE

The following documents are incorporated by reference into this SAI:

The Existing Funds’ SAI (file no. 811-06654), filed with the Securities and Exchange Commission on April 25, 2008.

The Existing Funds’ Annual Reports (file no. 811-06654), including Management’s Discussion of Fund Performance, filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2008.

The Existing Funds’ Semi-Annual Reports (file no. 811-06654), on file with the SEC.

ADDITIONAL INFORMATION ABOUT THE EXISTING FUNDS

About the Existing Funds

For additional information about the Existing Funds generally and their history, see the Existing Funds’ SAI.

Description of the Existing Funds and Their Investments and Risks

For additional information about the investment objectives, policies, risks and restrictions of the Existing Funds, see “Investment Objectives and Policies,” “Investment Restrictions” and “Disclosure of Portfolio Holdings.”

Management of the Existing Funds

For additional information regarding the management of the Existing Funds, see “Directors and Officers,” “Investment Advisors,” “Code of Ethics” and “Proxy Voting Policies” in the Existing Funds’ SAI.

Control Persons and Principal Holders of Securities

For additional information regarding ownership of shares of the Existing Funds, see “Directors and Officers” and “Description of Shares” in the Existing Funds’ SAI.

Investment Advisory and Other Services

For additional information about investment advisory and other services with respect to the Existing Funds, see “Investment Advisors,” “Portfolio Managers,” “Administrators,” “Distributor” and “Fund, Shareholder and Other Services” in the Existing Funds’ SAI.

Brokerage Allocation and Other Practices

For additional information regarding brokerage allocation practices of the Existing Funds, see “Portfolio Transactions and Brokerage Commissions” in the Existing Funds’ SAI.

Capital Stock and Other Securities

For additional information regarding voting rights and other aspects of shares of the Existing Funds, see “Dividends and Distributions,” “Net Asset Value,” “Description of Shares” and “Specimen Price Make-Up” in the Existing Funds’ SAI.

Purchase, Redemption and Pricing of Shares

For additional information about share purchase, redemption and pricing of shares of the Existing Funds, see “Purchase of Shares,” “Waiving Class A Sales Charge,” “Redemption of Shares” and “Exchange of Shares” in the Existing Funds’ SAI.

Taxation of the Existing Funds

For additional information regarding tax matters with respect to the Existing Funds, see “Taxes” in the Existing Funds’ SAI.

Distributor

For additional information about the distribution of shares of the Existing Funds, see “Distributor” and “Portfolio Transactions and Brokerage Commissions” in the Existing Funds’ SAI.

Financial Statements of the Existing Funds

For additional information regarding the financial statements of the Existing Funds, see “Financial Statements” in the Existing Funds’ SAI and the Existing Funds’ Annual and Semi-Annual Reports.

ADDITIONAL INFORMATION ABOUT THE NEW FUNDS

GENERAL INFORMATION

This section of the SAI relates solely to the New Funds. The New Funds are each a series of shares of beneficial interest of Managers AMG Funds, a Massachusetts business trust (the “Trust”) and part of the Managers family of funds, which currently consists of 32 open-end mutual funds in the Trust, The Managers Funds, Managers Trust I and Managers Trust II (the “Managers Fund Complex”). The Trust was organized on June 18, 1999. The New Funds are sometimes referred to herein collectively as the “Funds,” and each as a “Fund.”

Certain arrangements described herein, including without limitation, investment management, subadvisory, and distribution arrangements, are not currently in effect for the New Funds, but are expected to become effective upon the consummation of the Reorganizations described in the Proxy Statement/Prospectus.

This SAI describes the financial history, management and operation of the New Funds, as well as the New Funds’ investment objectives and policies. It should be read in conjunction with the Proxy Statement/Prospectus. The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the New Funds and is responsible for the New Funds’ overall administration. See “Management of the New Funds.”

Investments in the New Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by the New Funds in an attempt to achieve their investment objectives as stated in the Proxy Statement/Prospectus. The New Funds are diversified series of the Trust, which is an open-end management investment company.

GW&K Municipal Enhanced Yield Fund (the “Municipal Enhanced Yield Fund”): Under normal circumstances, the Municipal Enhanced Yield Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal tax. Up to 50% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, may be invested in securities that are subject to the federal alternative minimum tax (“AMT”).

GW&K Multi-Cap Equity Fund (the “Multi-Cap Equity Fund”): Under normal circumstances, the Multi-Cap Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund will provide its shareholders with at least 60 days’ prior written notice of any change in this policy. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities that may be purchased by the New Funds. Also see “Quality and Diversification Requirements for the New Funds.” The information below does not describe every type of investment, technique or risk to which the New Funds may be exposed. The New Funds reserve the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

Investment Practices	Funds

Equity Investments

Common Stock	Multi-Cap Equity Fund

Preferred Stock	Multi-Cap Equity Fund

Convertible Securities	Multi-Cap Equity Fund

Depositary Receipts	Multi-Cap Equity Fund

Government and Money Market Instruments

United States Government Obligations	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Bank Obligations	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Commercial Paper	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Repurchase Agreements	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Real Estate Investment Trusts	Multi-Cap Equity Fund

Asset-Backed Securities	Municipal Enhanced Yield Fund

Corporate and Other Debt Securities	Municipal Enhanced Yield Fund

Zero Coupon Securities	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Mortgage Related Securities	Municipal Enhanced Yield Fund

Warrants and Rights	Multi-Cap Equity Fund

Foreign Securities	Multi-Cap Equity Fund

Municipal Obligations	Municipal Enhanced Yield Fund

Below Investment Grade Securities	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

When-Issued Securities	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Forward Commitments	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Investment Company Securities	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Reverse Repurchase Agreements	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Securities Lending	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Illiquid Investments; Privately Placed and Certain Unregistered Securities	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Floating Rate and Variable Rate Demand Notes	Municipal Enhanced Yield Fund

Participations	Municipal Enhanced Yield Fund

Derivative Instruments	Multi-Cap Equity Fund and Municipal Enhanced Yield Fund

Structured Notes and Other Hybrid Instruments	Municipal Enhanced Yield Fund

Investment Techniques and Risks

(1) Equity Investments

The Multi-Cap Equity Fund may invest in equity securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter (“OTC”) market. More information on the various types of equity investments in which the Fund may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. The Multi-Cap Equity Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

(2) Government and Money Market Instruments

As discussed in the Proxy Statement/Prospectus, the New Funds may invest in cash equivalents to the extent that such investments are consistent with its investment objectives, policies and restrictions. A description of the various types of cash equivalents that may be purchased by the New Funds appears below.

United States Government Obligations. The New Funds may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Funds may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association (the “GNMA”), the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home

Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

Bank Obligations. Each New Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Commercial Paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will a Fund enter into a repurchase agreement for a period of more than seven (7) days. Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited.

(3) Real Estate Investment Trusts (“REITs”)

The Multi-Cap Equity Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemption from the Investment Company Act of 1940, as amended (the “1940 Act”). REITs, and mortgage REITs in particular, are also subject to interest rate risk.

(4) Asset-Backed Securities

These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(5) Corporate and Other Debt Securities

The Municipal Enhanced Yield Fund, subject to its applicable investment policies, may invest in corporate debt securities issued by U.S. and foreign companies, banks and other corporate entities.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

(6) Zero Coupon Securities

The New Funds may invest in zero coupon securities. “Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

(7) Mortgage Related Securities

Mortgage-related securities include collateralized mortgage obligations (“CMOs”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. A Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Risks Associated with Mortgage-Related Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

(8) Warrants and Rights

Rights are short term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time.

(9) Foreign Securities

While the Multi-Cap Equity Fund may invest in foreign issuers or in securities principally traded outside the United States, the Fund has no present intent to invest in such securities.

Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Subadvisor to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which a Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund.

Emerging Markets. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

(10) Municipal Obligations

The Municipal Enhanced Yield Fund may invest in three types of municipal bonds: general obligation bonds, revenue bonds and industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal income tax. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing. However, investments in municipal bonds may result in liability for federal alternative minimum tax, for both individual and corporate shareholders. Up to 50% of the assets of the Municipal Enhanced Yield Fund may be invested in such bonds.

(11) Below Investment Grade Securities

In General. The New Funds may invest in below investment grade securities, subject to any limitations set out in the Proxy Statement/Prospectus and this SAI. Below investment grade securities (also referred to as “high yield securities” or “junk bonds”) are securities rated BB+ or lower by Standard & Poor’s (“S&P”) or Ba1 or lower by Moody’s Investors Service (“Moody’s”), securities comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities of equivalent quality. See Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective may be more dependent on the subadvisor’s own credit analysis than is the case for higher rated securities. Although the subadvisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the subadvisor performs research and independently assesses the value of particular securities relative to the market. The subadvisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

A Fund’s subadvisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the subadvisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(12) Additional Investments

When-Issued Securities. Each New Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Forward Commitments. Each New Fund may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities (“forward commitments”) if the Fund segregates liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to the amount of the Fund’s commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

Investment Company Securities. The New Funds may invest some portion of their assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The subadvisor to a Fund will consider such fees in determining whether to invest in other mutual funds. A Fund will invest only in investment companies that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investments in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). Each Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. Pursuant to rules recently adopted by the SEC, each Fund may invest (1) in shares issued by money market funds and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. Each Fund will notify its shareholders prior to initiating such an arrangement.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund.

Each New Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Funds will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. Each Fund will establish and maintain a segregated account with the custodian consisting of liquid assets in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

Securities Lending. Each New Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund’s investment policies and restrictions. The Fund may lend its investment securities so long as (i) the loan is secured by collateral having a value at all times not less than 102% of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the Fund.

Illiquid Investments; Privately Placed and Certain Unregistered Securities. Each New Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

Floating Rate and Variable Rate Demand Notes. The Municipal Enhanced Yield Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing their investment programs. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate.

Participations. The Municipal Enhanced Yield Fund may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be “issuers” of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank’s creditors. A Fund’s ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund’s limit on illiquid investments.

(13) Derivative Instruments

The following describes certain derivative instruments and products in which the New Funds may invest and risks associated therewith.

Each New Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. Each New Fund may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. Each Fund may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. Each Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. Each Fund may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker.

Each Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which each Fund may invest will be developed and traded in the future.

Each Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to post margin (“initial margin”) with the futures commission merchant executing the transaction. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by each Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Limitations on Use of Futures and Options on Futures. A New Fund may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodities Futures Trading Commission), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by a Fund’s subadvisor, in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Funds are not subject to registration or regulation as commodity pool operators under the CEA.

Risks Associated with Futures and Option on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. Each New Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian securities considered to be liquid by the subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

A Fund may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

A Fund may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a Fund would suffer a loss. A Fund will segregate assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange traded and OTC options. Exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

Each Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds great flexibility to tailor the option to their needs, OTC options generally involve greater risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

Each Fund can use both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. Each New Fund may use currency options to cross-hedge or to increase total return when the subadvisor anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the subadvisor to forecast interest rates and other economic factors correctly. If the subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, each Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. Each New Fund may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices, specific securities and currency exchange rates.

Each Fund may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid and each Fund’s obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Each Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Each Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Funds will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

(14) Structured Notes and Other Hybrid Instruments

The Municipal Enhanced Yield Fund may invest in structured notes as part of its overall investment strategy. Structured notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

The Municipal Enhanced Yield Fund may invest, as part of its overall investment strategy, in other types of “hybrid” instruments that combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Quality and Diversification Requirements for the New Funds

The New Funds intend to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Determinations of comparable quality for unrated securities are made by the subadvisor based on its own credit research. Any credit quality restrictions or standards for a New Fund with respect to a particular security in which the Fund may invest must be satisfied at the time the investment is made. If the subadvisor determines that the quality of a rated or unrated investment has declined since investment by a Fund or in the event of certain ratings downgrades by NRSROs of a Fund’s rated securities, a Fund may continue to hold the applicable investment.

In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Subadvisor’s opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A-1/Prime-1 (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Subadvisor’s opinion. See Appendix A for more detailed information on the various ratings categories.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the New Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the New Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each New Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a New Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each New Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a New Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that each New Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except each New Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

(6) Make loans, except that each New Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by the Investment Manager provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a New Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

In addition to the restrictions listed above, as a fundamental policy, the Municipal Enhanced Yield Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. The investment objective of the Municipal Enhanced Yield Fund, to provide investors with a high level of current income that is exempt from federal income tax (with capital appreciation as a secondary objective), is also a fundamental policy.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each New Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each New Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Portfolio Turnover

Generally, the New Funds purchase securities for investment purposes and not for short-term trading profits. However, each New Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the New Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to a New Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for the Existing Funds for the fiscal years ended December 31, 2006 and 2007 were as follows:

Multi-Cap Equity Fund

Fiscal Year Ended:	Portfolio Turnover Rate
December 31, 2006	7%
December 31, 2007	25%

Municipal Enhanced Yield Fund

Fiscal Year Ended:	Portfolio Turnover Rate
December 31, 2006	68%
December 31, 2007	61%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each New Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of a New Fund’s shareholders. Each New Fund will disclose its portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. The Chief Compliance Officer of a New Fund may designate an earlier or later date for public disclosure of the New Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of a New Fund that the disclosures are in the best interests of the New Fund’s shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the New Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of a New Fund will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of a New Fund’s shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about a New Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The New Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the New Funds: the Subadvisor (defined below); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the custodian (The Bank of New York Mellon Corporation); financial printers (R.R. Donnelley); counsel to the New Funds (Ropes & Gray LLP) or counsel to the New Funds’ independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor and the custodian. Disclosures of portfolio holdings information will be made to the New Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of the New Funds’ operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the New Funds or counsel to the New Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the New Funds’ operations. In addition, the New Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The New Funds disclose non-public current portfolio holdings information to FT Interactive on a daily basis for valuation purposes, and also provide current portfolio holdings information to Lipper and Morningstar on or after the 10th business day of every month, but only after such information has already been disclosed to the general public.

The entities to which the New Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the New Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the New Funds’ portfolio holdings will protect the New Funds from potential misuse of that information by individuals or entities to which it is disclosed.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the New Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the New Funds’ activities, review contractual arrangements with companies that provide services to the New Funds, and review the New Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Trustees.

Independent Trustees

The Trustees shown in the table below are not “interested persons” of the Trust within the meaning of the 1940 Act:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972- Present)	32	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999 Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998- Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002- Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier, LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	32	Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present)	32	None

*	The Fund Complex currently consists of the 32 funds in Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. Mr. Dalton is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
John H. Streur DOB: 2/6/60	Trustee since 2008 President since 2008	Senior Managing Partner, Managers Investment Group LLC (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004)	32	None

Nathaniel Dalton DOB: 9/29/66	Trustee since 2008	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc. (2006-Present); Executive Vice President, Affiliated Managers Group, Inc. ( 2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001)	32	None

*	The Fund Complex currently consists of the 32 funds in Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Donald S. Rumery DOB: 5/29/58	Chief Financial Officer since 2007 Treasurer since 1999	Senior Vice-President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Director, Finance and Planning, The Managers Funds LLC (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)

Keitha L. Kinne DOB: 5/16/58	Chief Operating Officer since 2007

Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments

(1999-2004)

Trustee Share Ownership

	Dollar Range of Equity Securities in the New Funds Beneficially Owned as of December 31, 2007	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2007
Independent Trustees:
Jack W. Aber William E. Chapman, II Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis	None None None None None None	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000
Interested Trustees:
John H. Streur Nathaniel Dalton	None None	Over $100,000 Over $100,000

*	The Family of Investment Companies consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the New Funds’ financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the New Funds, and pre-approve the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record-keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met two times during the period January 1, 2007 through December 31, 2007.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the New Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the New Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met five times during the period January 1, 2007 through December 31, 2007.

Trustees’ Compensation

Name of Trustee	Aggregate Compensation from the New Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$134	$78,500
William E. Chapman, II(c)	$159	$91,000
Edward J. Kaier(d)	$143	$82,000
Steven J. Paggioli	$134	$78,500
Eric Rakowski	$134	$78,500
Thomas R. Schneeweis	$134	$78,500
Interested Trustees:
John H. Streur	None	None
Nathaniel Dalton	None	None

(a)	Each New Fund is expected to commence operations on or about November 10, 2008, or sooner, and their current fiscal years end on December 31, 2008. Because the New Funds are new, compensation is estimated for the fiscal year ending December 31, 2008. The New Funds do not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the twelve-month period ended December 31, 2007 for services as a Trustee of the Managers Fund Complex, which, as of December 31, 2007, consisted of 32 funds in the Trust, The Managers Funds, Managers Trust I and Managers Trust II.

(c)	Mr. Chapman receives an additional $15,000 annually for being the Independent Chairman, which is reflected in the chart above.

(d)	Mr. Kaier receives an additional $5,000 annually for being the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

No entity or person “controlled” (within the meaning of the 1940 Act) the New Funds, as the New Funds have not commenced operations. An entity or person that “controls” the New Funds could have effective voting control over the New Funds.

Principal Holders

No persons or entities owned of record more than 5% of the outstanding shares of the New Funds, as the New Funds have not commenced operations.

Management Ownership

All management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the New Funds because the New Funds have not commenced operations.

MANAGEMENT OF THE NEW FUNDS

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the New Funds. The Investment Manager serves as investment manager to the New Funds. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is an independently managed subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the New Funds.

For its investment management services, the Investment Manager receives an investment management fee from each New Fund. All of the investment management fee paid by each New Fund to the Investment Manager is used to pay the subadvisory fees of Gannett Welsh & Kotler, LLC (the “Subadvisor” or “GW&K”). The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Services Agreement (“Administration Agreement”) between the Trust and the Investment Manager. For more information about the Administration Agreement, see “Administration Agreement; Distribution Arrangements” below.

The Investment Manager has entered into a subadvisory agreement with GW&K (the “Subadvisory Agreement”). GW&K is a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”). AMG and BNY have signed an agreement whereby AMG will acquire ownership of GW&K from BNY (the “Acquisition”). In connection with the Acquisition, a broad group of GW&K professionals will hold an equity interest in the firm and have entered into long-term employment agreements with the firm and AMG. As a result of the Acquisition, there will be a change in control of GW&K. GW&K, under its new ownership, will succeed to the registration of GW&K as an investment adviser. The Acquisition is scheduled to be consummated in October 2008, or sooner, subject to certain conditions. As of June 30, 2008, GW&K’s assets under management were approximately $8 billion. GW&K’s address is 222 Berkeley St., Boston, MA 02116. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating subadvisors for individuals and institutional investors.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each New Fund’s investment objectives, policies and restrictions. Generally, the services that the Subadvisor provides to the New Funds are limited to asset management and related recordkeeping services.

The Subadvisor or an affiliated broker-dealer may execute portfolio transactions for the New Funds and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the New Funds may purchase securities that are offered in underwritings in which an affiliate of the New Funds’ Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the New Funds could purchase in the underwritings.

The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory or other accounts which are unrelated in any manner to the Investment Manager or its affiliates.

The Investment Manager may not change the Subadvisor to the New Funds without approval of the Trust’s Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the New Funds pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement permits the Investment Manager to from time to time engage one or more Subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a Subadvisory Agreement with GW&K with respect to each New Fund.

The Investment Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable New Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on not more than 60 days’ written notice to the other party and to the applicable New Fund. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and the regulations thereunder.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for:

•

developing and furnishing continuously an investment program and strategy for each New Fund in compliance with the New Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of each New Fund;

•

determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each New Fund and what portion, if any, of the assets of each New Fund shall be held in cash or cash equivalents;

•	making changes on behalf of the Trust in the investments of the New Funds;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•

providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreement, the Subadvisor manages all of a New Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the New Fund in accordance with the New Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Board of Trustees of the Trust. The provision of investment advisory services by the Subadvisor to the New Funds will not be exclusive under the terms of the Subadvisory Agreement, and the Subadvisor will be free to and expect to render investment advisory services to others.

Each New Fund pays all expenses not borne by the Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the New Fund’s custodian and transfer agent, independent auditors and legal counsel for the New Fund and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to each New Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadvisor to acquire for the New Funds a position in any investment which any of the Subadvisor’s other clients may acquire. The New Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the New Funds or otherwise.

Although the Subadvisor makes investment decisions for each New Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a New Fund and another client of the Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the New Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a New Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit each New Fund.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the New Funds or any New Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Investment Management Agreement relates. The Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

Compensation of Investment Manager and Subadvisor

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the Multi-Cap Equity Fund and the Municipal Enhanced Yield Fund have agreed to pay the Investment Manager an investment management fee at annual rates of 0.75% and 0.50%, respectively, of the value of each Fund’s average daily net assets, paid monthly. The Investment Manager has also agreed that for two years following the closing of the Reorganizations, if the assets of the Multi-Cap Equity Fund exceed $500 million, the investment management fee for the Multi-Cap Equity Fund will be reduced to 0.70%, and similarly, if the assets of the Municipal Enhanced Yield Fund exceed $500 million, the investment management fee for the Municipal Enhanced Yield Fund will be reduced to 0.45%. As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay the Subadvisor all of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from each New Fund and does not increase a New Fund’s expenses.

Fee Waivers and Expense Limitations

From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a New Fund and/or reimburse certain of a New Fund’s expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse a New Fund’s expenses for a number of reasons, such as passing on to the New Fund and its shareholders the benefit of reduced portfolio management fees resulting from a voluntary waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to the New Fund. The Investment Manager may also waive all or a portion of its fees from a New Fund and/or reimburse a New Fund’s expenses for other reasons, such as attempting to make the New Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this SAI on each New Fund’s expenses is reflected under the heading “Comparison of Fees and Expenses” located in the Proxy Statement/Prospectus. Voluntary fee waivers/expense limitations by the Investment Manager or by the

Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. Contractual fee waivers/expense limitations can only be terminated at the end of a term.

Portfolio Managers of the New Funds (information as of June 30, 2008)

Edward B. White serves as the portfolio manager primarily responsible for the day-to-day management of the Multi-Cap Equity Fund.

Nancy Angell, John Fox, Martin Tourigny and Brian Moreland serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Municipal Enhanced Yield Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Edward B. White
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	3	$210	0	$0
Other Pooled Investment Vehicles	1	$53	0	$0
Other Accounts	2,200	$983	0	$0

Portfolio Manager: Nancy Angell
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	2	$11	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,400	$6,700	0	$0

Portfolio Manager: John Fox
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	2	$11	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,400	$6,700	0	$0

Portfolio Manager: Martin Tourigny
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	2	$11	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,609	$6,100	0	$0

Portfolio Manager: Brian Moreland
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	1	$7.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[1]

The information set forth above reflects information about other accounts managed by a team, committee, or other group that includes the portfolio manager. The portfolio manager does not individually manage any registered investment companies, pooled investment vehicles or other accounts.

Potential Conflicts of Interest

The portfolio managers listed above manage multiple portfolios for multiple clients. These accounts may include investment companies, separate accounts (assets managed on behalf of individuals and institutions such as pension funds, insurance companies and foundations), and bank collective and common trust accounts. Each portfolio manager generally manages portfolios having substantially the same investment style as the applicable New Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the New Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a New Fund, or make investment decisions that are similar to those made for a New Fund, both of which have the potential to adversely impact the New Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a New Fund, which can cause potential conflicts in the allocation of investment opportunities between the New Funds and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

Portfolio Manager Compensation

As of December 31, 2007, the portfolio managers’ compensation generally consisted of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers were eligible for the standard retirement benefits and health and welfare benefits available to all BNY employees and those of its affiliated subadvisors.

In the case of portfolio managers responsible for managing the New Funds and managed accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account GW&K’s analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager’s base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of a New Fund managed by the portfolio manager relative to expectations for how the New Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio of a New Fund. For each New Fund, the performance factor depends on how the portfolio manager performs relative to the New Fund’s benchmark and the New Fund’s peer group, over one-year and three-year time periods. While the performance of other accounts by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of a New Fund managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager’s overall performance. Additional factors include the portfolio manager’s contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Portfolio Manager Ownership of the New Funds

The portfolio managers do not own any shares of the New Funds as the New Funds have not commenced operations.

Proxy Voting Policies and Procedures

Proxies for each New Fund’s portfolio securities are voted in accordance with GW&K’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors.

Because the New Funds are new, there is no information available for how the New Funds voted proxies relating to their portfolio securities during the past twelve months. Information regarding how GW&K voted proxies relating to portfolio securities of the Existing Funds, the predecessors of the New Funds, during the most recent twelve-month period ended June 30 is available: (i) without charge, by calling 1-800-426-9363; and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Trust, the Investment Manager, MDI and the Subadvisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the New Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administration Agreement; Distribution Arrangements

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Fund Administrator”) of the New Funds and is responsible for certain aspects of managing the New Funds’ operations, including administration and shareholder servicing. For these services, the New Funds will pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Fund Administrator. Because the New Funds have not yet commenced operations, there have been no payments by the New Funds to the Fund Administrator pursuant to the Fund Administration Agreement.

Under a Distribution Agreement between the Trust and MDI, MDI serves as the principal underwriter for the New Funds. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the New Funds will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI or services agreements with the Investment Manager. Subject to the compensation arrangements discussed below, MDI bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the New Funds’ prospectus for sales purposes and any advertising or sales literature. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a New Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act). MDI is not obligated to sell any specific amount of shares of any New Fund.

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

For sales of Institutional Class shares of the Municipal Enhanced Yield Fund, MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the New Fund. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. MDI or its affiliates out of their own assets will make all of the above payments. These programs will not change the price an investor will pay for shares or the amount that a New Fund will receive from such sales.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Distribution and Service Plan. The Trust has adopted a distribution and service plan with respect to the Class A shares of the Multi-Cap Equity Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Institutional Class shares of the Municipal Enhanced Yield Fund are sold without a sales load and are not subject to the expenses of any Rule 12b-1 Plan of Distribution.

Pursuant to the Plan, the Multi-Cap Equity Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of Class A Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% annually of the Fund’s average daily net assets attributable to its Class A shares.

The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A shares of the Multi-Cap Equity Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, MDI provides to the Multi-Cap Equity Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected New Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the applicable New Fund. The Plan will automatically terminate in the event of its assignment.

Because the Multi-Cap Equity Fund is new and has not yet commenced operations, Class A shares of the Fund have not made any payments under the Plan.

Finder’s Fee Commissions. Financial intermediaries who sell Class A shares of the Multi-Cap Equity Fund not subject to an initial sales charge may receive a finder’s fee. With respect to sales of such Class A shares of the Fund, such fees are paid with respect to the initial purchase price in accordance with the following schedule:

Investment Amount	Finder’s Fee
$1,000,000 to $3,999,999	Up to 1%
$4,000,000 to $49,999,999	Up to 0.50%
$50,000,000 or more	Up to 0.25%

Custodian

BNY (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the New Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the New Funds, releasing and delivering such securities as directed by the New Funds, maintaining bank accounts in the name of the New Funds, receiving for deposit into such accounts payments for shares of the New Funds, collecting income and other payments due the New Funds with respect to portfolio securities and paying out monies of the New Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

Although it is expected that PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769, will serve as transfer agent (the “Transfer Agent”) and dividend disbursing agent for the New Funds by December 31, 2008, there may be a transition period immediately following the closing of the Reorganizations, expected to occur on or about November 10, 2008, or sooner, where the Existing Funds’ transfer agent, Citi Fund Services Ohio, Inc. (“Citi”), may provide transfer agency and related services to the New Funds for an interim period. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, is expected to be the independent registered public accounting firm for the New Funds for the fiscal year ending December 31, 2008. PricewaterhouseCoopers LLP will conduct an annual audit of the financial statements of each New Fund, assist in the preparation and/or review of each New Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides that the Subadvisor place all orders for the purchase and sale of securities held in each New Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the New Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause the New Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadvisor. The New Funds may purchase and sell portfolio securities through brokers who provide the Subadvisor with research services.

The Trustees will periodically review the total amount of commissions paid by the New Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the New Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of its receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to the New Funds except portfolio investment management and related record-keeping services.

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the New Funds may be directed by the New Funds to pay expenses of the New Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the New Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the New Funds and not to expenses of the Investment Manager or the Subadvisor.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the New Funds through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Proxy Statement/Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell a New Fund’s shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The New Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust by 4:00 p.m. New York time, at the address listed in the current Proxy Statement/Prospectus on any business day will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price, provided that the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, The Managers Funds, Managers Trust I or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The New Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any business day will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to a New Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the current Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem a shareholder account (after 60 days’ notice and the opportunity to reestablish the account balance) when the value of a New Fund’s shares in the account falls below $500 with respect to Class A shares of the

Multi-Cap Equity Fund, or falls below $50,000 with respect to Institutional Class shares of the Municipal Enhanced Yield Fund, due to redemptions. Whether the Trust will exercise the right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a New Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the New Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a New Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, New Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a New Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Proxy Statement/Prospectus, an investor may exchange shares of a New Fund into shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. Since an exchange is the sale of shares of a New Fund and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a New Fund may make an exchange out of the New Fund only if following the exchange the investor would continue to meet the New Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Reduction and Waiver of Class A Sales Charge

The following section applies only to Class A shares of the Multi-Cap Equity Fund.

Rights of Accumulation. The Multi-Cap Equity Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase shares of the Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of shares of the Fund and any other funds managed by the Investment Manager. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

Letter of Intent. Any shareholder may qualify for a reduced sales charge on purchases of shares made within a 13-month period pursuant to a Letter of Intent (LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of the Managers Fund Complex owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or a fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by the Transfer Agent pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from the Transfer Agent at 800-835-3879.

Waiver of Class A Initial Sales Charge

No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the Class A sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:

•	By current or retired officers and trustees of the Trust and other funds in the Managers Fund Complex, as well as their family members;

•

By current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, and the immediate family members of any such officer, director or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons;

•

By any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Multi-Cap Equity Fund maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

•

By an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with MDI, the Investment Manager or the Trust in connection with such account;

•

By an omnibus account established by an administrator for tax-qualified employee benefit plans where the administrator provides recordkeeping and administrative services for the plans, and has entered into an agreement with MDI or the Investment Manager in connection with such account;

•	By brokers, dealers, and other financial intermediaries that have selling agreements with MDI or services agreements with the Investment Manager;

•

By any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

•

By one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between MDI and such group;

•

Through an investment advisor who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or by an investment advisor for its own account or for a bona fide advisory account over which the investment advisor has investment discretion;

•

Through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying MDI in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

•	By purchasers in connection with investments related to a bona fide medical savings account; or

•	By an account established under a wrap fee or asset allocation program where the account holder pays the sponsor an asset-based fee.

Net Asset Value

Each New Fund computes its net asset value (“NAV”) for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The New Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of a New Fund is equal to the value of the New Fund’s assets attributable to that class minus liabilities allocable to that class divided by that class’s shares outstanding. A New Fund’s securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. OTC securities are valued at the NASDAQ Official Closing Price if one is available. Otherwise, OTC securities are generally valued on the basis of the last quoted sale price or, lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of a New Fund’s shares, and no compensation or other consideration is received by a New Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each New Fund declares and pays dividends and distributions as described in the Proxy Statement/Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A NEW FUND IN LIGHT OF HIS OR HER PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the New Funds—in General

Each New Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and elect each Fund must, among other things:

(a)	derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income “Qualifying Income”);

(b)	invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of (x) any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (ii) that derives at least 90% of its income from the passive sources defined in Code Section 7704(d), and (iii) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of a New Fund’s investments in loan participations, the Fund will treat both the financial intermediary and the issuer of the underlying loan as the issuer.

If a New Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (that is, net long-term capital gains in excess of the sum of net short-term capital losses and any capital losses carried forward from prior years) properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) that it distributes to shareholders on a timely basis.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a New Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of either New Fund as a regulated investment company.

If a New Fund were to fail to qualify for treatment as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions may be eligible for treatment as qualified dividend income for individuals and for the dividends-received deduction for corporate shareholders. A New Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The New Funds are subject to a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a prescribed formula. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, its capital gain net income for the 12-month period ending on October 31, and any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax in the taxable year ending within the calendar year will be considered to have been distributed by calendar year-end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of Shareholders

For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a New Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. Distributions of net capital gain (net long term capital gains—that is, generally, gains from the sale of investments that a Fund owned or is considered to have owned for more than one year—over the sum of net short-term capital losses and any capital losses carried forward from prior years) properly designated as Capital Gain Dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned or is considered to have owned for one year or less (short-term capital gains) will be taxable to shareholders as ordinary income.

Each New Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. A Fund may also retain for investment its net capital gain. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions by a New Fund can result in a reduction in the fair market value of such Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as dividend income or capital gain. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Funds before a shareholder’s investment (and thus were included in the price the shareholder paid). Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

The ultimate tax characterization of a New Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a New Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the shareholders, up to the amount of the shareholders’ tax basis in their shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a New Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a New Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a New Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A New Fund can pay tax-exempt interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. The Municipal Enhanced Yield Fund intends to satisfy this requirement. Fund distributions designated as “exempt-interest dividends” are not generally subject to federal income tax, but they may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, if the Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds. The Municipal Enhanced Yield Fund may invest up to 50% of its assets in such bonds. A shareholder who receives Social Security or railroad retirement benefits, should consult his or her tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

A portion of the dividends paid by the New Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations.

To the extent that a New Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain for individual shareholders, and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, to the extent that a New Fund makes distributions of income received by the Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends to shareholders.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of either New Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a New Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. If shares of the Municipal Enhanced Yield Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Taxation of the New Funds’ Investments

Original Issue Discount, Market Discount, Pay-In-Kind Securities, and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a New Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a New Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a New Fund may be treated as having acquisition discount or OID. Generally, a Fund will be required to include the acquisition discount or OID in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though a New Fund holding the security receives no interest payment in cash on the security during the year.

Higher-Risk Securities. To the extent such investments are permissible for a New Fund, each Fund, and in particular the Municipal Enhanced Yield Fund, may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for such Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a New Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a New Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Options, Futures, Forward Contracts, Swap Agreements, and Other Derivatives. A New Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of a Fund’s distributions. The character of a Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an Internal Revenue Service (“IRS”) examination of the issuers of such securities could result in adjustments to the income of each Fund.

Certain of each New Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; and (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, and short sales. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Certain futures contracts entered into by a New Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by a New Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the New Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by a New Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The guidance regarding straddles that the IRS has issued to date does not address all the issues that arise under the straddle rules; as a result, the tax consequences of such transactions to the Funds are not entirely clear.

Gains or losses attributable to fluctuations in exchange rates that occur between the time each New Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Each New Fund’s transactions in foreign currencies or foreign currency-denominated instruments and certain of a Fund’s hedging activities are likely to produce a difference between the Fund’s book income and the Fund’s taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate income tax liability at the Fund level.

Real Estate Investment Trusts. The Multi-Cap Equity Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Mortgage-Related Securities. The Municipal Enhanced Yield Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. As a result, a Fund investing in any such interests may not be suitable investments for charitable remainder trusts, as noted in “Tax-Exempt Investors” below.

Passive Foreign Investment Companies. Equity investments by a New Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject such Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to that Fund’s shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Taxes

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gain) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of either New Fund’s total assets will consist of securities issued by foreign corporations, a New Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes. Consequently, the New Fund’s yield on those securities will be decreased.

Backup Withholding

Each New Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the New Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the New Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Tax-Exempt Investors

Under current law, income of a New Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The New Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the New Funds.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

State and Local Taxes

A New Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. Each New Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor either New Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the New Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The treatment of the New Funds and their shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in a New Fund.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A NEW FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

OTHER INFORMATION

Massachusetts Business Trust

Each New Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a New Fund and that every written agreement, obligation, instrument or undertaking made on behalf of a New Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a New Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the New Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the New Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee, agent or shareholder of the New Funds is liable to any third persons in connection with the affairs of the New Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the New Funds for any satisfaction of claims arising in connection with the affairs of the New Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the New Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the New Funds each represent a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the New Funds or assets of another series, if applicable. Each share of the New Funds represents an equal proportional interest in the New Funds with each other share. Upon liquidation of a New Fund, shareholders are entitled to share pro rata in the net assets of the New Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the New Funds have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Proxy Statement/Prospectus and in this SAI.

The shareholders of a New Fund in the Trust are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the New Fund shall be entitled to vote. Each class will vote separately on matters affecting only that class or as otherwise required by law. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of a New Fund having a NAV of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanied by a form of communication and request that they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Proxy Statement/Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in this SAI and the Proxy Statement/Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Proxy Statement/Prospectus or this SAI, in connection with the offer of shares of the New Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the New Funds or MDI. The Proxy Statement/Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the New Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

Financial statements are not available because the New Funds had not commenced operations as of September 2, 2008.

APPENDIX A

Description of Securities Ratings

A New Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of a New Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor’s Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

APPENDIX B

GANNETT WELSH & KOTLER, LLC

PROXY VOTING POLICIES AND PROCEDURES

Background

Gannett Welsh & Kotler, LLC (“GW&K”) maintains policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. GW&K understands that proxy voting is an integral aspect of investment management and accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment adviser.

Policies and Procedures

As a matter of policy, GW&K:

1. Takes responsibility for voting client proxies only upon a client’s written notice.

2. Votes all proxies in a manner that GW&K believes is in the best interests of its clients as shareholders, i.e., to maximize economic value.

3. May determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

4. May cast votes contrary to the Firm’s proxy voting policies and guidelines if it deems it necessary and in the best interest of the client to do so.

5. Identifies and resolves all material proxy-related conflicts of interest between the Firm and its clients in the best interests of the client.

6. Provides clients, upon written request, with copies of this proxy voting policy and procedures, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

7. Reviews the voting record to ensure that proxies are voted in accordance with this Proxy Policy; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

GW&K is responsible for administering and overseeing the Firm’s proxy voting process and procedures, including the review and approval of the Firm’s written policies and established guidelines, and for providing advice and guidance on specific proxy votes for individual issuers.

GW&K may engage an independent proxy voting service to act as agent for the proxy process and to maintain records on proxy voting for our clients. GW&K will oversee any third party service provider to ensure that it is fulfilling its obligations with respect to these policies and procedures. The proxy voting service may from time to time refer proxy questions to GW&K for instructions under various circumstances. These circumstances may include, among others: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if GW&K has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to GW&K’s Chief Compliance Officer and otherwise remove himself or herself from the proxy voting process. GW&K’s Chief Compliance Officer is responsible for reviewing each such item to determine if a conflict of interest exists and take appropriate action with respect to the voting decision on the related proxy.

Disclosure

Clients may obtain a copy of the Firm’s proxy policy and information about how GW&K voted proxies for securities held in their account(s) by submitting a written request to: Proxy Policy Administrator, Gannett Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, MA 02116.

Recordkeeping

GW&K (including any third party proxy voting services) will maintain all legally required records relating to the implementation of these proxy voting policies and procedures.